UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Mobility Electronics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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MOBILITY ELECTRONICS, INC.

17800 North Perimeter Drive, Suite 200
Scottsdale, Arizona 85255
(480) 596-0061

April 15, 2004

Dear Stockholder:

      You are cordially invited to attend the annual meeting of stockholders of Mobility Electronics, Inc., a Delaware corporation, to be held at 10:00 a.m., local time, on Wednesday, May 26, 2004 at the Scottsdale Marriott at McDowell Mountains, 16770 North Perimeter Drive, Scottsdale, Arizona 85260. The attached Notice of Annual Meeting and Proxy Statement fully describe the formal business to be transacted at the meeting, which includes the election of two directors to serve until 2007, the approval of the Mobility Electronics, Inc. Omnibus Long-Term Incentive Plan, the approval of the Mobility Electronics, Inc. Non-Employee Director Long-Term Incentive Plan, the ratification of the appointment of KPMG LLP as our independent auditors and such other matters that shall properly come before the meeting or any adjournments thereof. We have also enclosed a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

      Our directors and officers will be present to help host the meeting and to respond to any questions that our stockholders may have. I hope that you will be able to attend.

      Our Board of Directors believes that a favorable vote on the matters to be considered at the meeting is in the best interest of Mobility and our stockholders and unanimously recommends a vote “FOR” each such matter. Accordingly, we urge you to review the attached material carefully and to return the enclosed proxy card promptly. Whether or not you plan to attend the meeting, please complete, sign, date and return your proxy card in the enclosed envelope. If you attend the meeting, you may vote in person if you wish, even though you have previously returned your proxy card. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares.

      Please note that if you own shares of our common stock and our Series C preferred stock you will receive separate mailings. Please return the proxy card that is sent with each mailing.

      On behalf of your Board of Directors, thank you for your support.

Sincerely,

CHARLES R. MOLLO
Chairman of the Board, President and
Chief Executive Officer

MOBILITY ELECTRONICS, INC.

17800 North Perimeter Drive, Suite 200
Scottsdale, Arizona 85255
(480) 596-0061

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 26, 2004

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Mobility Electronics, Inc. (the “Company”) will be held at 10:00 a.m., local time, on Wednesday, May 26, 2004 at the Scottsdale Marriott at McDowell Mountains, 16770 North Perimeter Drive, Scottsdale, Arizona 85260, for the following purposes:

1.	To elect two members of the Board of Directors, for a three-year term, to serve until the annual meeting of stockholders in 2007;

2.	To approve the Mobility Electronics, Inc. Omnibus Long-Term Incentive Plan;

3.	To approve the Mobility Electronics, Inc. Non-Employee Director Long-Term Incentive Plan;

4.	To ratify the selection of KPMG LLP as the Company’s independent auditor for the fiscal year ending December 31, 2004; and

5.	To transact such other business as may properly come before the meeting or any adjournments thereof.

      The Board has fixed the close of business on April 8, 2004 as the record date for determining stockholders entitled to notice of, and to vote at, the meeting or any adjournments thereof.

      A list of stockholders entitled to vote at the meeting will be open to examination by any stockholder, for any purpose germane to the meeting, at the location of the meeting on May 26, 2004 and during ordinary business hours for a period of at least ten days prior to the meeting at the Company’s offices located at 17800 North Perimeter Drive, Suite 200, Scottsdale, Arizona 85255.

      Information concerning the matters to be acted upon at the meeting is more fully described in the accompanying Proxy Statement.

      Your vote is important. Whether or not you expect to attend the meeting, please complete, date and sign the enclosed proxy card and mail it promptly to assure that your shares are represented at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is provided. Even if you have given your proxy, you may still vote in person if you attend the meeting. If you hold shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares.

      Additionally, please note that if you own shares of the Company’s common stock and its Series C preferred stock you will receive separate mailings. Please return the proxy card that is sent with each mailing.

By Order of the Board of Directors,

BRIAN M. ROBERTS
Secretary

Scottsdale, Arizona

April 15, 2004

MOBILITY ELECTRONICS, INC.

17800 North Perimeter Drive, Suite 200
Scottsdale, Arizona 85255
(480) 596-0061

PROXY STATEMENT

FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 26, 2004

      This proxy statement and the accompanying proxy are being first mailed on or about April 15, 2004 to the holders of the common stock and Series C preferred stock of Mobility Electronics, Inc., a Delaware corporation, by the Board of Directors to solicit proxies for use at the annual meeting of stockholders to be held at 10:00 a.m., local time, on May 26, 2004 at the Scottsdale Marriott at McDowell Mountains, 16770 North Perimeter Drive, Scottsdale, Arizona 85260, or at such other time and place to which the meeting may be adjourned.

      At the meeting, our stockholders will consider and vote upon the following matters:

1.	The election of two members of the Board of Directors, which currently consists of five directors, to serve until the annual meeting of stockholders in 2007;

2.	The approval of the Mobility Electronics, Inc. Omnibus Long-Term Incentive Plan;

3.	The approval of the Mobility Electronics, Inc. Non-Employee Director Long-Term Incentive Plan;

4.	The ratification of the selection of KPMG LLP as Mobility Electronics’ independent auditors for the fiscal year ending December 31, 2004; and

5.	Such other business as may properly come before the meeting or any adjournments thereof.

REVOCABILITY OF PROXIES

      A proxy may be revoked before it is exercised by delivering written notice of such revocation to Computershare Investor Services, 350 Indiana Street, Suite 800, Golden CO 80401, Attention: Proxy Department, which revocation must be received before May 25, 2004. If notice of revocation is not received by such date, a stockholder may nevertheless revoke a proxy by attending the meeting and voting in person. If your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, please follow the instructions you receive from them to vote your shares.

RECORD DATE AND VOTING SECURITIES

      The Board has set the record date for determining the stockholders entitled to vote at the meeting as of the close of business on April 8, 2004. Mobility’s common stock, par value $0.01 per share, and Series C preferred stock, par value $0.01 per share, constitute the only classes of securities entitled to notice of, or to vote at, the meeting. As of the record date, we had issued and outstanding 27,768,820 shares of common stock and 297,541 shares of Series C preferred stock, which convert into 323,814 shares of common stock as of the record date. A holder of common stock on the record date shall be entitled to cast one vote for each share of common stock registered in his or her name. As of the record date, holders of Series C preferred stock are entitled to 1.08830 votes for each share of preferred stock held. The holders of common stock and Series C preferred stock will vote together as a class for the purposes of Proposal Nos. 1, 2, 3 and 4.

QUORUM AND VOTING

      Our bylaws require the presence at the meeting, in person or represented by proxy, of the holders of a majority of the shares issued and outstanding and entitled to vote to constitute a quorum to transact business. Abstentions and “broker non-votes” (shares held by a broker or nominee that does not have the authority, either express or discretionary, to vote on a particular matter) will be treated as shares that are present for purposes of determining the presence of a quorum. In the election of directors, abstentions will have no effect on the outcome of the vote, however, in the votes on the other matters that properly come before the meeting, including the proposal to approve the Mobility Electronics, Inc. Omnibus Long-Term Incentive Plan, the proposal to approve the Mobility Electronics, Inc. Non-Employee Director Long-Term Incentive Plan and the proposal to ratify the appointment of KPMG LLP as the Company’s independent auditors for fiscal 2004, abstentions will have the effect of votes “against” the proposals. Broker non-votes are not considered to be shares entitled to vote and will not affect the outcome of any vote at the meeting.

      If a quorum is present, in order to be elected as a director, a nominee must receive the affirmative vote of a plurality of the votes of the shares of common stock and Series C preferred stock (taken together as a group) present, either in person or by proxy, and entitled to vote on the election of directors. If a quorum is present, approval of all other matters that properly come before the meeting, including the proposal to approve the Mobility Electronics, Inc. Omnibus Long-Term Incentive Plan, the proposal to approve the Mobility Electronics, Inc. Non-Employee Director Long-Term Incentive Plan and the proposal to ratify the appointment of KPMG LLP as the Company’s independent auditors for fiscal 2004, requires the affirmative vote of a majority of the shares of common stock and Series C preferred stock (taken together as a group) present, either in person or by proxy, and entitled to vote on the matter presented at the meeting.

      Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (i) FOR the election of the nominees for director named under Proposal No. 1, (ii) FOR the proposal approving the Mobility Electronics, Inc. Omnibus Long-Term Incentive Plan, (iii) FOR the proposal approving the Mobility Electronics, Inc. Non-Employee Director Long-Term Incentive Plan, (iv) FOR the ratification of the appointment of KPMG LLP as the Company’s independent auditors for fiscal 2004, and (v) in accordance with the best judgment of the named proxies on any other matters properly brought before the meeting. In the event you specify a different choice by means of the enclosed proxy, your shares will be voted in accordance with those instructions.

      Under the Delaware General Corporation Law, stockholders do not have any rights of appraisal or similar rights of dissenters with respect to the proposals set forth in this proxy statement.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Nominees

      The Board has nominated Jerre L. Stead and Larry M. Carr for re-election to the Board as Class I directors at the meeting, to serve until the 2007 annual meeting of stockholders and until their respective successors have been elected and qualified. Unless otherwise directed, the persons named in the proxy intend to vote all proxies FOR the election of Messrs. Stead and Carr to the Board. The nominees have consented to serve as directors of the Company if elected. If, at the time of the meeting, any of the nominees is unable or declines to serve as a director, the discretionary authority provided in the enclosed proxy will be exercised to vote for a substitute candidate designated by the Board. The Board has no reason to believe any of the nominees will be unable or will decline to serve as a director.

Vote Required

      In order to be elected as a director, a nominee must receive the affirmative vote of a plurality of the votes of the shares of common stock and Series C preferred stock (taken together as a group) present, either in person or by proxy, and entitled to vote on the election of directors. The Board recommends a vote FOR the election of Messrs. Stead and Carr to the Board.

Board of Directors

      Our Board has authorized seven director positions and our Board currently consists of five members. Although there are currently two vacancies on the Board, you may not vote for a greater number of persons than the number of nominees named in this proxy statement. The Board, along with the assistance of the Corporate Governance and Nominating Committee, is currently in the process of identifying two additional directors to be appointed to fill the two current vacancies on the Board. In the event such appointments are made, the newly appointed directors will serve an interim term. Prior to the next annual meeting of stockholders, the Corporate Governance and Nominating Committee will consider nomination of these appointees for election to a full three-year term by the stockholders at such meeting.

      Each director holds office until the director’s term expires, the director resigns, is removed or dies, or until the director’s successor is duly elected and qualified. Our bylaws provide for a classified Board. In accordance with the terms of our bylaws, our Board is divided into three classes whose terms expire at different times. The three classes are comprised of the following directors:

•	Class I consists of Jerre L. Stead and Larry M. Carr, who, if elected at the meeting, will serve until the annual meeting of stockholders to be held in 2007, and each is a nominee under this Proposal No. 1.

•	Class II consists of Jeffrey R. Harris and William O. Hunt, who will serve until the annual meeting of stockholders to be held in 2005.

•	Class III consists of Charles R. Mollo, who will serve until the annual meeting of stockholders to be held in 2006.

      At each annual meeting of stockholders, the successors to directors whose terms will then expire will be elected to serve from the time of election and qualification until the third annual meeting following election and until their successors have been duly elected and qualified. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors.

Nominees and Continuing Directors

      Set forth below is certain information furnished to the Company by the director nominees and by each of the incumbent directors whose terms will continue following the meeting. There are no family relationships among any directors or executive officers of the Company. None of the corporations or other organizations referenced in the biographical information below is a parent, subsidiary or other affiliate of the Company.

Name	Age	Nominee or Continuing Director and Term

Charles R. Mollo	52	Chairman of the Board, President and Chief Executive Officer with term expiring in 2006
Jeffrey R. Harris(2)(3)	55	Director with term expiring in 2005
William O. Hunt(1)(2)(3)	70	Director with term expiring in 2005
Jerre L. Stead(1)(3)	61	Director and nominee with term expiring in 2004
Larry M. Carr(2)(3)	60	Director and nominee with term expiring in 2004

(1)	Member of Compensation Committee

(2)	Member of Audit Committee

(3)	Member of Corporate Governance and Nominating Committee

      Charles R. Mollo is one of our founders and has been Chief Executive Officer and Chairman of the Board of Directors since the Company’s formation in May 1995, and President since July 1999, having previously served as President between March 1997 and June 1998. From September 1992 to May 1995, Mr. Mollo was the director of the Wireless Telephone Products Division of Andrew Corporation, a communications equipment services and systems company. From September 1986 to July 1992, Mr. Mollo was the Vice President of Corporate Development of Alliance Telecommunications Corporation, a wireless telecommunications company. Between 1980 and 1986, Mr. Mollo was a Vice President of Meadows Resources, Inc., where he managed a venture capital and investment portfolio of approximately $150 million. In the past, he has served on the boards of a number of companies, including Alliance Telecommunications Corporation. Mr. Mollo holds a bachelor’s degree in Electrical Engineering from Manhattan College, a master’s degree in Electrical Engineering from Newark College of Engineering, and an MBA from the University of New Mexico.

      Larry M. Carr joined the board in September 2000, and is Chairman of the Corporate Governance and Nominating Committee and a member of the Audit Committee. Mr. Carr has served as Chairman of the Board of Northwest National Bank since 1995, and has been a director since 1992. Mr. Carr has served as Chairman of the Board of Simtrol, Inc., formerly Video Conferencing Systems, Inc., since 1998, and has been a director since 1993. Mr. Carr is also Chairman of the Board of Computerized Health Care, LLC and a director of OHA Financial, Inc.

      Jeffrey R. Harris joined the board in September 1995, and is Chairman of the Audit Committee and a member of the Corporate Governance and Nominating Committee. Mr. Harris is a Business Facilitation Consultant, having retired from Public Service Company of New Mexico in 2002, where he worked since 1972, most recently as Director, International Business Development. Mr. Harris is also President of New Vistas Investment Corporation, a real estate development and management company, President of New Horizons Enterprises, Inc., a real estate investment and management company, Vice President of Homes By New Vistas, a custom home builder, and was a founder and principal of the Bright Beginnings Child Development Centers, a 15 center childcare chain in New Mexico, until its sale in 1994.

      William O. Hunt joined the board in December 1999, and is a member of the Compensation Committee, Audit Committee and Corporate Governance and Nominating Committee. From 1992 to 1998, Mr. Hunt served as Chief Executive Officer of Wireless WebConnect!, Inc. and Chairman of the Board until March 2001 and resigned as a director in 2003. From 1990 to 1996, Mr. Hunt served as Chairman or Vice Chairman of the Board and director of Hogan Systems, Inc. Prior to that time, Mr. Hunt served as Chairman of the

Board, Chief Executive Officer and President of Alliance Telecommunications Corporation. He is also a director of Andrew Corporation.

      Jerre L. Stead joined the board in November 2000 and is Chairman of the Compensation Committee and a member of the Corporate Governance and Nominating Committee. Mr. Stead is currently the Executive Chairman of the Board of HAIC Software Technology. From 1996 through 2000, Mr. Stead served as Chairman of the Board and Chief Executive Officer of Ingram Micro, Inc. Mr. Stead is a director of Brightpoint, Inc., Conexant Systems, Inc., Mindspeed Technologies, Inc. and Thomas & Betts Corporation. He is past Chairman of the Board of the Center of Ethics and Values at Garrett Seminary on the Northwestern University campus. Mr. Stead is also on the board of the Salk Institute and the National Board of Alzheimer’s Association.

      THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF MESSRS. STEAD AND CARR TO THE BOARD OF DIRECTORS.

BOARD COMMITTEES, INDEPENDENCE AND MEETING ATTENDANCE

Board and Committee Independence

      The Board of Directors has determined each of the following directors to be an “independent director” as such term is defined in Marketplace Rule 4200(a)(15) of the rules of the Nasdaq National Market:

Larry M. Carr
Jeffrey R. Harris
William O. Hunt
Jerre L. Stead

      In this proxy statement these four directors are referred to individually as an “Independent Director” and collectively as the “Independent Directors.”

      The Board of Directors has also determined that each member of the Audit, Compensation and Corporate Governance and Nominating committees meets the independence requirements applicable to those committees prescribed by the rules of the Nasdaq National Market, the Securities and Exchange Commission and the Internal Revenue Service.

Meetings of Independent Directors

      The Independent Directors meet in executive session at least twice annually. These meetings are chaired by the Lead Independent Director, who is appointed by the Board on a quarterly basis. Only Independent Directors are eligible to serve as the Lead Independent Director. Mr. Hunt currently serves as Lead Independent Director.

Board and Committee Meetings

      The Board meets on a regularly scheduled basis to review significant developments affecting the Company and to act on matters requiring approval of the Board. It also holds special meetings when an important matter requires action by the Board between scheduled meetings. During 2003, the Board held eight meetings, the Compensation Committee held five meetings and the Audit Committee held four meetings. The Corporate Governance and Nominating Committee was created during 2003 and no meetings were held prior to the end of the year. During 2003, each member of the Board participated in at least 75% of all Board and applicable committee meetings held during the period for which he was a director.

Board Committees

      During 2003, the Board had three standing committees: Compensation Committee, Audit Committee, and Corporate Governance and Nominating Committee. The Board also designated a special committee during 2003, consisting solely of Mr. Harris, to assist with the earn-out and subsequent litigation relating to the

Company’s acquisition of Portsmith, Inc. In early 2004, Mr. Stead joined this special committee and its role was expanded to provide advice and assistance in connection with the class action lawsuit filed in February 2004 against the Company and two of its executive officers.

      Audit Committee. The Audit Committee of the Board consists of Messrs. Harris (Chair), Carr and Hunt. The Audit Committee aids management in the establishment and supervision of our financial controls, evaluates the scope of the annual audit, reviews audit results, makes recommendations to our Board regarding the selection of independent auditors, consults with management and our independent auditors prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into aspects of our financial affairs.

      The Board of Directors has determined that each member of the Audit Committee — Messrs. Harris, Hunt and Carr — is an “audit committee financial expert” as such term is defined in Item 401(h) of Regulation S-K promulgated by the Securities and Exchange Commission.

      A current copy of the Audit Committee Charter is attached to this proxy statement as Appendix A.

      Compensation Committee. The Compensation Committee of the Board consists of Messrs. Stead (Chair) and Hunt. The Compensation Committee makes determinations concerning salaries and incentive compensation for our executive officers, directors and certain employees and consultants and administers our 1996 Long-Term Incentive Plan, our Employee Stock Purchase Plan and our Discretionary Bonus Plan. In addition, if approved by stockholders at the meeting, the Compensation Committee will administer the Mobility Electronics, Inc. Omnibus Long-Term Incentive Plan and the Mobility Electronics, Inc. Non-Employee Director Long-Term Incentive Plan.

      Corporate Governance and Nominating Committee. The Board created the Corporate Governance and Nominating Committee during 2003. The Corporate Governance Committee of the Board consists of Messrs. Carr (Chair), Harris, Hunt and Stead. The Corporate Governance and Nominating Committee’s role is to assist the Board in identifying qualified individuals to become members of the Board, in determining the composition of the Board and its committees, in monitoring a process to assess Board effectiveness and in developing and implementing the Company’s corporate governance policies and practices.

Compensation of Directors

      Each director who is also our employee does not receive additional compensation for serving as a director.

      Currently, each non-employee director, upon appointment and/or initial election to the Board, receives a non-qualified option to purchase 50,000 shares of common stock, vesting quarterly over a three-year period commencing on the date of grant. In addition, each non-employee director receives a non-qualified option to purchase 50,000 shares of common stock immediately following each time the non-employee director is elected or re-elected, which vests quarterly over a three-year period commencing on the date of grant. If the stockholders approve the Mobility Electronics, Inc. Non-Employee Director Plan, subsequent grants to our directors will be made under this new plan in amounts, types and terms determined at the discretion of the Compensation Committee.

      Currently, at each annual meeting of our directors, each non-employee director who is elected to serve on either the Audit Committee, Compensation Committee or Corporate Governance and Nominating Committee receives an option to purchase 2,500 shares of common stock, which option vests quarterly over a one-year period commencing on the date of grant. Each non-employee director serving as chairman of a committee receives an option to purchase 1,000 shares, which option vests quarterly over a one-year period commencing on the date of grant. The exercise price for options granted to non-employee directors is the fair market value of the common stock on the date of the grant and vesting occurs only upon continuous service as a non-employee director. If the stockholders approve the Mobility Electronics, Inc. Non-Employee Director Plan, subsequent grants to committee members will be made under this new plan in amounts, types and terms determined at the discretion of the Compensation Committee.

      As additional compensation for his role as the sole member of a special committee appointed by the Board to assist with the earn-out and subsequent litigation relating to the Company’s acquisition of Portsmith, Inc., the Compensation Committee approved a one-time grant of 24,000 shares of common stock to Mr. Harris in 2003. The role of this special committee was subsequently expanded to provide advice and assistance to the Company in connection with the class action lawsuit filed against the Company and two of its executive officers in February 2004. As consideration for this additional responsibility, the Compensation Committee approved a one-time grant of 10,000 shares of common stock to Mr. Harris, which shares vest ratably over a twelve month period from the date of grant. Mr. Stead also joined this special committee at the time that its role was expanded. Mr. Stead declined any compensation for his services on this committee.

      Each non-employee director also receives a retainer of $1,000 per month, as well as a fee of $1,000 for each board meeting attended in person and $500 for each telephonic board meeting attended. At the beginning of each quarter, each non-employee director may elect to receive compensation earned during the quarter in shares of the Company’s common stock. The number of shares issued is determined based on the average of the closing price of the Company’s common stock for each of the final 30 trading days in the quarter.

      Directors may also be reimbursed for expenses in connection with attendance at Board and committee meetings.

Director Nominations Policy

      The Company’s Board of Directors has adopted a Director Nominations Policy (the “Nominations Policy”). The purpose of the Nominations Policy is to describe the process by which candidates are selected for possible inclusion in the Company’s recommended slate of director nominees (the “Candidates”). The Nominations Policy is administered by the Corporate Governance and Nominating Committee (the “Nominating Committee”) of the Board.

Minimum Criteria for Board Members

      Each Candidate must possess at least the following specific minimum qualifications:

•	Each Candidate shall be prepared to represent the best interests of all of the Company’s stockholders.

•	Each Candidate shall be an individual who has demonstrated integrity and ethics in his/her personal and professional life and shall have established a record of professional accomplishment in his/her chosen field.

•	Each Candidate shall be prepared to participate fully in Board activities, including active membership on at least one Board committee and attendance at, and active participation in, meetings of the Board and the committee or committees of which he or she is a member, and shall not have other personal or professional commitments that would, in the Nominating Committee’s sole judgment, interfere with or limit his or her ability to do so.

•	Each Candidate shall be willing to make, and shall be financially capable of making, the required investment in the Company’s stock in the amount and within the timeframe specified in the Company’s Corporate Governance Guidelines.

Desirable Qualities and Skills

      In addition, the Nominating Committee also considers it desirable that Candidates possess the following qualities or skills:

•	Each Candidate should contribute positively to the existing chemistry and collaborative culture among Board members.

•	Each Candidate should possess professional and personal experiences and expertise relevant to the Company’s goal of being the leading provider of innovative products and solutions for the mobile electronics industry.

Internal Process for Identifying Candidates

      The Nominating Committee has two primary methods for identifying Candidates (other than those proposed by the Company’s stockholders, as discussed below). First, on a periodic basis, the Nominating Committee solicits ideas for possible Candidates from a number of sources — members of the Board; senior level Company executives; individuals personally known to the members of the Board; and research, including database and Internet searches.

      Second, the Nominating Committee may from time to time use its authority under its charter to retain at the Company’s expense one or more search firms to identify Candidates (and to approve such firms’ fees and other retention terms). If the Nominating Committee retains one or more search firms, they may be asked to identify possible Candidates who meet the minimum and desired qualifications expressed in the Nominations Policy, to interview and screen such candidates (including conducting appropriate background and reference checks), to act as a liaison among the Board, the Nominating Committee and each Candidate during the screening and evaluation process and thereafter to be available for consultation as needed by the Nominating Committee.

      The Nominations Policy divides the process for Candidates proposed by stockholders into the general nomination right of all stockholders and proposals by “Qualified Stockholders” (as defined below).

General Nomination Right of All Stockholders

      Any stockholder of the Company may nominate one or more persons for election as a director of the Company at an annual meeting of stockholders if the stockholder complies with the provisions of Rule 14a-8 of the Securities Exchange Act of 1934. In order for the director nomination to be timely, a stockholder’s notice to the Company must be delivered to the Company’s principal executive offices not less than 120 days prior to the anniversary of the date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting. In the event that the Company sets an annual meeting date that is not within 30 days before or after the date of the immediately preceding annual stockholders meeting, notice by the stockholder must be received no later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever occurs first. The procedures described in the next paragraph are meant to establish an additional means by which certain stockholders can have access to the Company’s process for identifying and evaluating Candidates, and is not meant to replace or limit stockholders’ general nomination rights in any way.

Proposals by Qualified Stockholders

      In addition to those Candidates identified through its own internal processes, in accordance with the Nominations Policy, the Nominating Committee will evaluate a Candidate proposed by any single stockholder or group of stockholders that has beneficially owned more than 5% of the Common Stock for at least one year (and will hold the required number of shares through the annual stockholders meeting) and that satisfies the notice, information and consent provisions in the Nominations Policy (a “Qualified Stockholder”). All Candidates (whether identified internally or by a Qualified Stockholder) who, after evaluation, are then recommended by the Nominating Committee and approved by the Board, will be included in the Company’s recommended slate of director nominees in its proxy statement.

      In order to be considered by the Nominating Committee for an upcoming annual meeting of stockholders, a notice from a Qualified Stockholder regarding a potential Candidate must be received by the Nominating Committee not less than 120 calendar days before the anniversary of the date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting. If the Company changes its annual meeting date by more than 30 days from year to year, the notice must be received by the Nominating Committee no later than the close of business on the 10th day following the day on which notice of the date of the upcoming annual meeting is publicly disclosed.

      Any Candidate proposed by a Qualified Stockholder must be independent of the Qualified Stockholder in all respects as determined by the Nominating Committee or by applicable law. Any Candidate submitted by a Qualified Stockholder must also meet the definition of an “independent director” under the rules of the Nasdaq National Market.

Evaluation of Candidates

      The Nominating Committee will consider all Candidates identified through the processes described above, and will evaluate each of them, including incumbents, based on the same criteria.

      If, based on the Nominating Committee’s initial evaluation, a Candidate continues to be of interest to the Nominating Committee, a member of the Nominating Committee, the Chairman of the Board or the chief executive officer will interview the Candidate and communicate his or her evaluation to the Nominating Committee members, the Chairman of the Board and/or the chief executive officer. Later reviews will be conducted by other members of the Nominating Committee and senior management. Ultimately, background and reference checks will be conducted and the Nominating Committee will meet to finalize its list of recommended Candidates for the Board’s consideration.

Future Revisions to the Nominations Policy

      The Nominations Policy is intended to provide a flexible set of guidelines for the effective functioning of the Company’s director nominations process. The Nominating Committee intends to review the Nominations Policy at least annually and anticipates that modifications will be necessary from time to time as the Company’s needs and circumstances evolve, and as applicable legal or listing standards change. The Nominating Committee may amend the Nominations Policy at any time, in which case the most current version will be available on the Company’s web site at http://www.mobilityelectronics.com.

AUDIT COMMITTEE REPORT

      The Audit Committee has reviewed and discussed our audited consolidated financial statements with management. The Audit Committee has also discussed the matters required to be discussed by SAS 61, as amended, (Codification of Statements on Auditing Standards, AU § 380) and Securities and Exchange Commission rules and regulations with KPMG LLP (“KPMG”), our independent auditors. The Audit Committee has received the written disclosures and the letter from KPMG required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has reviewed, evaluated and discussed with KPMG its independence from the Company. The Audit Committee has also discussed with management and KPMG such other matters and received such assurances from them as it deemed appropriate.

      Based upon the review and discussion of the above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission. The Audit Committee has also recommended for stockholder approval the retention of KPMG as the Company’s independent auditors during 2004.

      The Audit Committee recently analyzed the Audit Committee Charter in light of recent Securities and Exchange Commission and Nasdaq rule changes and adopted an amended and restated Audit Committee Charter which is attached to this proxy statement as Appendix A.

Respectfully submitted:

JEFFREY R. HARRIS
WILLIAM O. HUNT
LARRY M. CARR

INDEPENDENT AUDITOR FEES

      Our independent accounting firm during the year ended December 31, 2003 was KPMG LLP, independent certified public accountants. KPMG has audited our financial statements since 1995. A representative of KPMG is expected to be present at the meeting for the purpose of responding to appropriate questions and will be given the opportunity to make a statement if he or she desires to do so.

      Audit Fees. The aggregate fees billed for professional services rendered by KPMG for the audit of our consolidated financial statements for the year ended December 31, 2003, and its reviews of our financial statements included in our Forms 10-Q during 2003 were approximately $293,000. This compared to approximately $289,800 billed for professional services rendered by KPMG for the audit of our consolidated financial statements for the year ended December 31, 2002, and its review of our financial statements included on Forms 10-Q during 2002.

      Audit-Related Fees. During the year ended December 31, 2003, KPMG billed us an aggregate of $67,700 for audit-related fees. This compared to $112,740 billed in 2002 for audit-related fees. Audit related fees consist primarily of review of registration statements filed with the Securities and Exchange Commission.

      Tax Fees. During the year ended December 31, 2003, KPMG billed us an aggregate of $49,500 for tax compliance and advice services. This compared to $7,345 billed in 2002 for tax compliance and advice services.

      Audit Committee Pre-Approval Policies. Pursuant to the new Audit Committee Charter attached as Exhibit A to this proxy statement, the Audit Committee has adopted policies for the advance approval of all audit services and permissible non-audit services performed by KPMG. The Audit Committee regularly determines whether specific projects or expenditures could potentially affect KPMG’s independence.

      The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of KPMG and has concluded that it is compatible.

COMPENSATION COMMITTEE REPORT

Members of the Compensation Committee

      Through April 2003, the Compensation Committee (the “Committee”) consisted of Robert P. Dilworth, William O. Hunt and Jerre L. Stead, with Mr. Dilworth serving as the Chairman. Mr. Dilworth resigned from the Board on May 1, 2003. The current members of the Committee are Jerre L. Stead and William O. Hunt, and Mr. Stead serves as the Chairman. Each director who served on the Compensation Committee during 2003 qualifies as an “outside director” under Section 162(m) of the Internal Revenue Code (the “Code”), a “non-employee director” as such term is defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”) and an “independent director” as such term is defined in Rule 4200(a)(15) of the rules of the Nasdaq National Market.

Executive Compensation Philosophy

      Our executive compensation plans have been designed to attract, retain and reward high caliber executives who are expected to formulate and execute our business plans in a manner that will provide our stockholders with a higher than average return on our common stock while ensuring that our compensation levels are fair and appropriate to both our executives and stockholders. With these goals in mind, our compensation plans and policies have been designed to significantly link total compensation with our operating performance. Although the Committee recognizes that the improvement of operating performance and higher stock prices do not necessarily move in tandem over the short term, the Committee believes that the two criteria will correlate over the long term.

      The Committee does not expect to pay above-average base salaries to its executive officers, but does expect to use performance-oriented and equity-based compensation to reward positive performance and results.

      The Committee also supports the position that stock ownership by our executive officers, encouraged by equity-based compensation plans, aligns the interests of the executive officers with those of our stockholders. By using equity-based compensation over a period of time, our executive officers should become larger holders of common stock. This is intended to strengthen their identification with our stockholders and make increasing stockholder value an even more important focus for our management group. In addition, the Committee believes that the use of equity-based compensation combined with a focus on our operating performance will create a balance of these two long-term objectives.

      Our compensation policy for our chief executive officer as well as the other executive officers reflects the following general goals and objectives:

•	To encourage growth and create increased stockholder value through the efficient use of corporate assets;

•	To recognize the contribution made by exceptional management;

•	To provide the framework, as a component of the total compensation program, to attract, retain and motivate highly qualified management personnel; and

•	To develop performance criteria measuring revenue growth, profit and loss performance and other qualitative factors.

      In early 2004, the Committee retained an independent consultant to review our equity compensation plans in total and the overall compensation philosophy for our executive officers. The independent consultant recommended a compensation philosophy set at the 50th percentile of the market, to be determined by a review of peer company data, with the ability to go above or below the 50th percentile depending on the experience and capabilities of the individual and the critical nature of that individual’s role.

Executive Compensation Program

      Compensation for Company executives consists of both cash and equity-based opportunities. During 2003, the annual cash compensation consisted of (i) base salary and (ii) a quarterly bonus opportunity under the Discretionary Bonus Plan. Long-term equity-based opportunities have been provided under the 1996 Long-Term Incentive Plan and, subject to stockholder approval, will be provided in the future under the new Omnibus Long-Term Incentive Plan.

      Base Salary. During 2003, the Committee determined base salaries for executive officers based upon competitive pay practices of comparable companies. The Committee also considered other factors, such as the overall performance of the Company and the executive officer’s role, past performance, experience and capabilities.

      Discretionary Bonus Plan. The Committee is responsible for administering and interpreting our Discretionary Bonus Plan, determining eligibility thereunder, approving performance goals and plans, and determining bonus awards. During 2003, the participants in the Discretionary Bonus Plan, including our executive officers and other selected personnel, were eligible for quarterly awards based on a percentage of base compensation of 70% for the Chief Executive Officer, and ranging from 30% to 50% for other executive officers and selected personnel.

      The determination of awards under the Discretionary Bonus Plan takes into account input from our executive officers who consider, among other things, one or more of the following goals:

•	Encouraging our growth and creating increased stockholder value through the efficient use of assets;

•	Recognizing the contribution of exceptional management, and awarding discretionary bonuses for extraordinary performance; and

•	Providing incentives and rewards, as a component of the total compensation program, to attract, retain and motivate highly qualified management personnel.

      To achieve these goals, we integrate base compensation with bonuses based upon a variety of factors that include our operating performance, as well as each participant’s individual initiative and performance.

      Equity Compensation. The Committee oversees the Company’s long-term equity-based incentive plans. In 2003, long-term equity-based pay was granted in the form of stock option awards. The size of the awards granted was based upon a review of awards granted to executive officers at comparable companies, as well as the performance of each executive officer compared to the Company’s strategic plan and an analysis of the executive officer’s role, past performance, experience and capabilities. All options granted were based on an exercise price equal to the closing price of our common stock on the date of grant and, accordingly, will have value only if the market price of our common stock increases after that date.

      Based upon the recommendation and data compiled by the outside consultant retained by the Committee, a new Omnibus Long-Term Incentive Plan (the “Omnibus Plan”) and a new Non-Employee Director Long-Term Incentive Plan (the “Director Plan”) have been approved by this Committee and the Board of Directors and are being submitted for approval by stockholders at the annual meeting. The Omnibus Plan and the Director Plan being recommended will replace the 1996 Long-Term Incentive Plan for future equity awards to executive officers, employees and directors. Like the 1996 Long-Term Incentive Plan, the Omnibus Plan and the Director Plan provide for flexibility in establishing equity-based incentives. Consistent with current practice, the Committee intends to select objective performance criteria for awards to employees under the Omnibus Plan to support the Company’s goal of providing superior stockholder returns.

Fiscal Year 2003 CEO Compensation

      The compensation for Mr. Mollo during 2003 was based upon the procedure for determining base salaries, discretionary bonus awards and long-term equity-based awards described above and the factors and criteria described below.

      Base Salary. As of December 31, 2003, Mr. Mollo’s annual base salary was $310,000. This salary was based upon the improved financial performance of the Company as well as discretionary measures based on Mr. Mollo’s strategic direction of the Company and his managerial effectiveness, including leadership exhibited through relationships with customers, vendors, employees and stockholders and new product and market development.

      Quarterly Bonus. For 2003, Mr. Mollo earned quarterly bonuses of $26,160 in the first quarter and $14,167 in the second quarter. These bonuses were granted based upon achievement of EBITDA targets established by the Committee, the overall improvement in the Company’s financial performance and the leadership skills demonstrated by Mr. Mollo during 2003.

      Long-Term Incentive. At the end of 2003, the Committee made a grant to Mr. Mollo under the 1996 Long-Term Incentive Plan of 150,000 stock options. This award was granted by the Committee based upon its consideration of Mr. Mollo’s role in the improved financial performance of the Company and the relative proportion of long-term incentives within the total mix of Mr. Mollo’s compensation.

Respectfully submitted:

JERRE L. STEAD
WILLIAM O. HUNT

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      Neither Messrs. Hunt nor Stead, who are members of our Compensation Committee, has at any time been one of our officers or employees nor had any relationship that required disclosure under Item 404 of Regulation S-K. None of our executive officers serves as a member of the board or compensation committee of any entity which has one or more executive officers serving as a member of our Board or Compensation Committee. For a description of the transactions between us and any member of the Compensation Committee and entities affiliated with any Compensation Committee member, see “Certain Relationships and Related Transactions” below.

CORPORATE GOVERNANCE

      Current copies of the following materials related to the Company’s corporate governance policies and practices are available publicly on the Company’s web site at http://www.mobilityelectronics.com.

•	Audit Committee Charter

•	Compensation Committee Charter

•	Corporate Governance and Nominating Committee Charter

•	Corporate Governance Guidelines

•	Director Nominations Policy

•	Code of Business Conduct and Ethics

•	Policy for Reporting Questionable Accounting or Auditing Matters

      Copies may also be obtained, free of charge, by writing to: Secretary, Mobility Electronics, Inc., 17800 N. Perimeter Dr., Suite 200, Scottsdale, Arizona 85255.

      Stockholders may communicate directly with any or all of our Board members or any Board committee by writing to such individuals or committees in care of our Secretary. The Secretary will forward any such communications to the addressee on a regular basis. The Lead Independent Director will receive all communications directed to the Board, and the Chairman of each committee will receive all communications directed to that specific committee. Please address any written communications as follows:

Mobility Electronics, Inc.

[Addressee*]
c/o Secretary
17800 N. Perimeter Dr., Suite 200
Scottsdale, Arizona 85255

*Board of Directors

*Audit Committee
*Compensation Committee
*Corporate Governance and Nominating Committee
*Name of individual director

      The Corporate Governance Guidelines require each Board member to attend the Company’s annual meeting of stockholders except for absences due to causes beyond the reasonable control of the director. There were 5 directors at the time of the 2003 annual meeting of stockholders and all 5 attended the meeting.

PRINCIPAL STOCKHOLDERS

      The following table sets forth certain information regarding the beneficial ownership of our common stock and Series C preferred stock as of April 8, 2004 by:

•	each person or entity known by us to beneficially own 5% or more of the outstanding shares of our common stock, including shares of our Series C preferred stock which is convertible at any time by the holder into shares of common stock based upon a conversion ratio of 1-to-1.08830 per share;

•	each of our directors and the Named Executive Officers; and

•	all of our Named Executive Officers and directors as a group.

      Unless otherwise noted, the persons named below have sole voting and investment power with respect to the shares shown as beneficially owned by them.

	Number of Shares
	Beneficially
Name and Address of Beneficial Owner(1)	Owned(2)	Percentage(3)

Directors and Named Executive Officers:
Charles R. Mollo(4)	1,872,865	6.6%
Larry M. Carr(5)	307,412	1.1%
Jeffrey R. Harris(4)	1,396,609	5.0%
William O. Hunt(6)	193,822	*
Jerre L. Stead(7)	195,207	*
Timothy S. Jeffries(8)	143,721	*
Joan W. Brubacher(9)	166,102	*
Executive officers and directors as a group (seven persons)	3,160,932	11.2%

5% or more Stockholders:
Janice L. Breeze-Mollo(4)	1,634,324	5.8%
RS Investment Management Co. LLC(10)	1,931,957	6.9%
Insight Capital Research & Management Inc.(11)	1,916,487	6.8%
Barry M. Kitt(12)	1,559,351	5.5%

*	Represents beneficial ownership of less than 1%

(1)	The address of all directors and Named Executive Officers is c/o Mobility Electronics, Inc., 17800 N. Perimeter Dr., Suite 200, Scottsdale, Arizona 85255.

(2)	“Beneficially” owned shares, as defined by the Securities and Exchange Commission, are those shares as to which a person has voting or investment power, or both. “Beneficial” ownership does not necessarily mean that the named person is entitled to receive the dividends on, or the proceeds from the sale of, the shares.

(3)	Percentage of beneficial ownership is based upon 27,768,820 shares of common stock outstanding as of April 8, 2004. For each named person, this percentage includes common stock that such person has the right to acquire either currently or within 60 days of April 8, 2004, including upon the exercise of an option or warrant or the conversion of a share of Series C preferred stock, which is convertible at any time into shares of common stock based upon a conversion ratio of 1-to-1.08830 per share as of April 8, 2004.

(4)	Charles R. Mollo, Jeffrey R. Harris, Janice Breeze-Mollo, CRM-008 Trust, JLM-008 Trust, New Horizons Enterprises, Inc., New Vistas Investment Corporation, La Luz Enterprises, L.L.C., La Luz Enterprises — II, L.L.C., Breeze Family, LLC, John R. Harris and Timothy D. Harris Irrevocable Trust, Harris Family LLC, JLM Revocable Trust and CRM Revocable Trust file as a group on Schedule 13D to report their beneficial ownership. Each member of the group may be deemed to beneficially own the shares actually owned by the other members of the group. The following sets forth the number of shares over which each member has actual sole voting and investment power and the shares over which each has shared voting and investment power.

(i) Sole Voting and Investment Power:

Mr. Mollo has sole voting and investment power over 183,867 shares of common stock, which includes 138,526 options exercisable within 60 days of April 8, 2004.

Ms. Breeze-Mollo has sole voting and investment power over 6,468 shares of common stock.

Mr. Harris has sole voting and investment power over 217,999 shares of common stock, which includes 53,000 options and 27,647 warrants exercisable, and 20,834 shares of Series C preferred stock convertible into 22,680 shares of common stock, within 60 days of April 8, 2004.

(ii) Shared Voting and Investment Power

Mr. Mollo shares voting and investment power over (a) 8,000 shares of common stock held by The CRM Revocable Trust, of which Mr. Mollo is the trustee; and (b) 35,000 shares of common stock held by the John R. Harris and Timothy D. Harris Irrevocable Trust, of which Mr. Mollo is a co-trustee.

Ms. Breeze-Mollo shares voting and investment power over 14,696 shares of common stock held by the JLM Revocable Trust, of which Ms. Breeze-Mollo is the trustee; and 30,966 shares of common stock held by The Breeze Family LLC, of which Ms. Breeze-Mollo is the manager.

Mr. Mollo and Ms. Breeze-Mollo share voting and investment power over (a) 185,441 shares of common stock of which they are the holder of record as joint tenants with right of survivorship; and (b) 86,470 shares of common stock owned by the CRM-008 Trust, of which Mr. Mollo and Ms. Breeze-Mollo are co-trustees.

Mr. Mollo and Ms. Breeze-Mollo share voting and investment power over 167,235 shares of common stock held by La Luz Enterprises, L.L.C., which includes 32,501 shares of Series C preferred stock convertible into 35,371 shares of common stock, within 60 days of April 8, 2004. Mr. Mollo is the sole manager of La Luz Enterprises, L.L.C, and the CRM-008 Trust, of which Mr. Mollo and Ms. Breeze-Mollo are co-trustees, is the sole owner of La Luz Enterprises, L.L.C.

Mr. Mollo and Ms. Breeze-Mollo share voting and investment power over 28,242 shares of common stock held by La Luz Enterprises-II, L.L.C., which includes 5,000 shares of Series C preferred stock convertible into 5,442 shares of common stock, within 60 days of April 8, 2004. Ms. Breeze-Mollo is the sole manager of La Luz Enterprises-II, L.L.C., and the JLM-008 Trust, of which Mr. Mollo and Ms. Breeze-Mollo are co-trustees, is the sole owner of La Luz Enterprises-II, L.L.C.

Mr. Mollo and Mr. Harris share voting and investment power over 63,804 shares of common stock held by the Harris Family LLC, which includes 3,226 shares subject to warrants exercisable within 60 days of April 8, 2004, of which Mr. Harris is the manager and the John R. Harris and Timothy D. Harris Irrevocable Trust is the majority owner.

Mr. Mollo, Ms. Breeze-Mollo and Mr. Harris share voting and investment power over 411,768 shares of common stock held by New Horizons Enterprises, Inc., which includes 55,294 warrants exercisable within 60 days of April 8, 2004. The CRM-008 Trust and the JLM-008 Trust, both of which Mr. Mollo and Ms. Breeze-Mollo are co-trustees, together own 74% of New Horizons Enterprises, Inc. Mr. Harris owns 26%, and is president and director of New Horizons Enterprises, Inc.

Mr. Mollo, Ms. Breeze-Mollo and Mr. Harris share voting and investment power over 703,038 shares of common stock held by New Vistas Investment Corporation, which includes 124,411 warrants exercisable, and 142,293 shares of Series C preferred stock convertible into 154,860 shares of common stock, within 60 days of April 8, 2004. The CRM-008 Trust and the JLM-008 Trust, both of which Mr. Mollo and Ms. Breeze-Mollo are co-trustees, together own approximately 61% of New Vistas Investment Corporation. Mr. Harris owns approximately 20%, and is president and director of New Vistas Investment Corporation. Ms. Breeze-Mollo is also a director and vice president of New Vistas Investment Corporation.

The address for Ms. Breeze-Mollo is 5528 Eubank Blvd. NE, Suite 3, Albuquerque, New Mexico 87111.

(5)	Includes 140,149 shares of common stock held by OHA Financial, Inc., of which Mr. Carr is a director and majority stockholder; 56,230 shares held with Ms. Sharon Carr as tenants in common; 13,823 warrants and 61,000 options exercisable within 60 days of April 8, 2004.

(6)	Includes 106,322 shares of common stock owned by B&G Partners Limited, of which Mr. Hunt is the sole owner; 49,000 shares of common stock owned by BCG Partnership Limited, of which Mr. Hunt has a 51% interest; and 38,500 options exercisable within 60 days of April 8, 2004.

(7)	Includes 113,500 options exercisable within 60 days of April 8, 2004.

(8)	Includes 5,529 warrants and 76,428 options exercisable within 60 days of April 8, 2004.

(9)	Includes 5,529 warrants and 98,809 options exercisable within 60 days of April 8, 2004.

(10)	The address for RS Investment Management Co LLC is 388 Market Street, Suite 200, San Francisco, California 94111. This information was obtained from a Schedule 13G filed with the Securities and Exchange Commission on February 18, 2004.

(11)	The address for Insight Capital Research & Management Inc. is 2121 N. California Blvd., Suite 560, Walnut Creek, California 94596. This information was obtained from a Schedule 13G filed with the Securities and Exchange Commission on January 16, 2004.

(12)	As of February 3, 2004, Mr. Kitt was the direct beneficial owner of 5,000 shares of common stock of Mobility Electronics, Inc. Mr. Kitt is the general partner of Pinnacle Advisers, L.P., the general partner of The Pinnacle Fund, L.P., a Texas limited partnership, which is the beneficial owner of 1,551,351 shares of common stock of Mobility Electronics, Inc. Mr. Kitt’s minor children are the beneficial owners of an aggregate of 3,000 shares of common stock of Mobility Electronics, Inc. Accordingly, Mr. Kitt may be deemed to be the beneficial owner of 1,559,351 shares of common stock of Mobility Electronics, Inc. Mr. Kitt disclaims beneficial ownership of all shares of common stock of Mobility Electronics, Inc. held by The Pinnacle Fund, L.P. and his minor children. The address for Barry M. Kitt is 4965 Preston Park Blvd., Suite 240, Plano, Texas 75093. This information was obtained from a Schedule 13G filed with the Securities and Exchange Commission on February 12, 2004.

EXECUTIVE COMPENSATION

      The following table sets forth the compensation awarded to, earned by or accrued for services rendered to us in all capacities during the years ended December 31, 2003, 2002, and 2001 by our chief executive officer and the other most highly compensated executive officers whose salary and bonus exceeded $100,000 in 2003 (collectively, the “Named Executive Officers”) for services rendered in all capacities to us during the year ended December 31, 2003.

Summary Compensation Table

					Long-Term
					Compensation
		Annual Compensation(1)			Awards

					Securities
			Bonus	Other Annual	Underlying	All Other
		Salary	Payouts	Compensation	Options	Compensation
Name and Principal Position	Year	($)	($)	($)	(#)	($)(3)

Charles R. Mollo	2003	$278,684	$40,327	—	150,000	$4,911
President, Chief Executive Officer	2002	$261,060	$54,927	—	38,526	$4,555
and Chairman of the Board	2001	$237,029	—	—	—	$1,000

Timothy S. Jeffries	2003	$197,300	$21,086	$51,497 (4)	125,000	—
Executive Vice President,	2002	$168,275	$20,003	—	90,000	—
Chief Operating Officer

Joan W. Brubacher(2)	2003	$194,875	$20,481	—	125,000	$8,875
Executive Vice President,	2002	$169,050	$30,268	—	75,951	$7,670
Chief Financial Officer	2001	$120,625	—	—	15,000	$1,000

(1)	In accordance with the rules of the Securities and Exchange Commission, the compensation described in this table does not include medical, group life insurance or other benefits which are available generally to all of our salaried employees and certain perquisites and other personal benefits received which do not exceed the lesser of $50,000 or 10% of any officer’s salary and bonus disclosed in this table.

(2)	Ms. Brubacher was awarded 10,000 options in 2000. Ms. Brubacher was awarded an additional 10,000 options in January 2001. In July 2001, the options issued to Ms. Brubacher in 2000 were cancelled. Those new options are reflected as part of the 15,000 options in this table. As part of such cancellation, we agreed to grant to Ms. Brubacher new stock options in March 2002 to acquire 80% of our common stock underlying the cancelled options.

(3)	The amounts shown include matching contributions by the Company to the Company’s 401(k) Plan on behalf of Messrs. Mollo and Jeffries, and Ms. Brubacher.

(4)	This amount includes $41,090 relating to the reimbursement of fees and expenses incurred by Mr. Jeffries in obtaining his MBA from Duke University.

Option Grants in Last Fiscal Year

      Stock options were granted to the Named Executive Officers as set forth below during the year ended December 31, 2003.

	Individual Grants

		% of Total
	Number of	Options
	Securities	Granted to	Exercise
	Underlying	Employees	or Base	Market		Grant Date
	Options	in Fiscal	Price	Price	Expiration	Present
Name	Granted(#)	Year(%)	($/Share)	($/Share)	Date	Value($)

Charles R. Mollo	150,000	12.39%	$9.05	$9.05	12/16/09	$907,230	(1)
Timothy S. Jeffries	100,000	8.26%	$0.99	$0.99	2/07/09	$66,160	(2)
	25,000	2.06%	$9.05	$9.05	12/16/09	$151,205	(1)
Joan W. Brubacher	100,000	8.26%	$0.99	$0.99	2/07/09	$66,160	(2)
	25,000	2.06%	$9.05	$9.05	12/16/09	$151,205	(1)

(1)	Based on the Black-Scholes option pricing model, assuming that one-sixth of the options will be exercisable six months following the grant date and each successive six month period thereafter, an expected term of three years and six months, no dividend yield, expected volatility of 100% and a risk-free interest rate of 3%.

(2)	Based on the Black-Scholes option pricing model, assuming that one-seventh of the options will be exercisable six months following the grant date and each successive six month period thereafter, an expected term of three years and six months, no dividend yield, expected volatility of 100% and a risk-free interest rate of 3%.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

      The following table provides summary information regarding the stock options exercised during 2003 and the stock options held as of December 31, 2003 by the Named Executive Officers.

			Number of
			Shares Underlying		Value of Unexercised
			Unexercised Options at		In-the-Money Options at
	Shares		December 31, 2003		December 31, 2003(1)
	Acquired on	Value
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Charles R. Mollo	—	—	136,860	151,666	$776,716	$12,778
Timothy S. Jeffries	—	—	49,293	165,707	$384,871	$1,110,529
Joan W. Brubacher	—	—	71,818	144,133	$535,533	$939,611

(1)	The value of unexercised options is calculated by subtracting the aggregate exercise price of the options from the aggregate market value of the shares of common stock subject thereto as of December 31, 2003.

Employment Agreements

      We have employment agreements with Mr. Mollo, Ms. Brubacher and Mr. Jeffries. Each of these agreements expire on June 1, 2005, and automatically renew on a year-to-year basis at the end of its then-current term, unless either party to the agreement gives the other party notice of termination at least 90 days prior to the end of the then current term. The employment agreements provide for increases in salary as determined by the Board of Directors.

      As of December 31, 2003, Mr. Mollo’s annual base salary was $310,000. Subsequently, Mr. Mollo’s annual base salary was increased to $327,000. Mr. Mollo has a targeted annual cash bonus, for each fiscal year that the agreement is in effect, of 70% of his then current base salary. If Mr. Mollo’s employment agreement is terminated for constructive termination, or for any reason other than its expiration, the death or disability of Mr. Mollo or just cause, as defined in the agreement, Mr. Mollo is entitled to continue to receive his salary for a period of six months following the date of termination. If Mr. Mollo’s employment agreement is terminated for constructive termination, or for any reason other than its expiration, the death or disability of Mr. Mollo or just cause, as defined in the agreement, and such termination occurs within two years of a change of control in the Company, as defined in the agreement, Mr. Mollo is entitled to receive a lump sum payment equal to his then current salary for one year plus his cash bonus for one year at 100% achievement and continued health benefits. In the event of a change of control, as defined in the agreement, all equity compensation held by Mr. Mollo shall become immediately and fully vested and not subject to restriction.

      As of December 31, 2003, Ms. Brubacher’s annual base salary was $215,000. Subsequently, Ms. Brubacher’s annual base salary was increased to $225,000. Ms. Brubacher has a targeted annual calendar year cash bonus of 50% of her then current salary. If Ms. Brubacher’s employment agreement is terminated for constructive termination, or for any reason other than its expiration, the death or disability of Ms. Brubacher or just cause, as defined in the agreement, Ms. Brubacher is entitled to continue to receive her salary for a period of six months following the date of termination. If Ms. Brubacher’s employment agreement is terminated for constructive termination, or for any reason other than its expiration, the death or disability of Ms. Brubacher or just cause, as defined in the agreement, and such termination occurs within two years of a change of control in the Company, as defined in the agreement, Ms. Brubacher is entitled to receive a lump sum payment equal to her then current salary for one year plus her cash bonus for one year at 100% achievement and continued health benefits. In the event of a change of control, as defined in the agreement, all equity compensation held by Ms. Brubacher shall become immediately and fully vested and not subject to restriction.

      As of December 31, 2003, Mr. Jeffries’ annual base salary was $215,000. Subsequently, Mr. Jeffries’ annual base salary was increased to $225,000. Mr. Jeffries has a targeted annual calendar year cash bonus of 50% of his then current salary. If Mr. Jeffries’ employment agreement is terminated for constructive notice, or for any reason other than its expiration, the death or disability of Mr. Jeffries or just cause, as defined in the agreement, Mr. Jeffries is entitled to continue to receive his salary for a period of six months following the date of termination. If Mr. Jeffries’ employment agreement is terminated for constructive notice, or for any reason other than its expiration, the death or disability of Mr. Jeffries or just cause, as defined in the agreement, and such termination occurs within two years of a change of control in the Company, as defined in the agreement, Mr. Jeffries is entitled to receive a lump sum payment equal to his then current salary for one year plus his cash bonus for one year at 100% achievement and continued health benefits. In the event of a change of control, as defined in the agreement, all equity compensation held by Mr. Jeffries shall become immediately and fully vested and not subject to restriction.

EQUITY COMPENSATION PLAN INFORMATION

      The following table provides information as of December 31, 2003 regarding the number of shares of our common stock that may be issued upon the exercise of options, warrants and rights under our equity compensation plans. Stockholder approved plans include the 1996 Long Term Incentive Plan and the 2001 Employee Stock Purchase Plan

Number of Securities
		Weighted-	remaining available
	Number of Securities	average Exercise	for future Issuance
	to be Issued upon	Price of	under Equity
	Exercise of	Outstanding	Compensation Plans
	Outstanding Options,	Options,	(excluding Securities
	Warrants and	Warrants and	reflected in
Plan Category	Rights (a)	Rights (b)	Column (a))(c)

Equity compensation plans approved by stockholders:	2,219,403	$2.64	1,918,074 (1)
Equity compensation plans not approved by stockholders	129,685 (2)	$1.86	None

Total:	2,349,088		1,918,074

(1)	Includes 101,171 shares available under the 1996 Long Term Incentive Plan and 1,816,903 shares available for purchase under the 2001 Employee Stock Purchase Plan.

(2)	Includes 115,000 non-qualified options granted at $1.65 per share to the employees of Mobility Texas, Inc., formerly known as Cutting Edge Software, Inc., at the time of the acquisition in August 2002, which options vest on August 20, 2005 and expire August 20, 2006; and 14,685 non-qualified options granted at $3.52 per share to Jeffrey Doss in 1996, which are fully vested and expire January 31, 2006.

PERFORMANCE GRAPH

      The following chart compares the yearly percentage change in the cumulative total stockholder return on our common stock from June 30, 2000 through the fiscal year ending December 31, 2003 with the cumulative total return of (1) the SP600 Technology Hardware & Equipment and (2) the Nasdaq National Market Index. The comparison assumes $100 was invested on June 30, 2000 in Mobility’s common stock and in each of the other indices, and assumes reinvestment of dividends. Mobility paid no dividends during the period.

COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN

AMONG MOBILITY ELECTRONICS INC.,
NASDAQ COMPOSITE MARKET INDEX AND S&P 600

Source: S&P Compustat & Bloomberg          Base date = 100

Company Name	June-00	Dec-00	Dec-01	Dec-02	Dec-03

Mobility Electronics, Inc.	100.00	18.75	9.62	5.85	68.78
SP600 Technlgy Hdwr&Eq.G	100.00	61.99	57.58	36.09	53.82
Nasdaq Index Composite	100.00	62.36	49.39	33.96	51.20

ASSUMES $100 INVESTED ON JUNE 30, 2000

ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING DECEMBER 31, 2003

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Effective as of May 7, 2002, the Company sold 50,000 shares of common stock to each of Joan W. Brubacher, the Company’s Executive Vice President and Chief Financial Officer, and Timothy S. Jeffries, the Company’s Executive Vice President and Chief Operating Officer, at a purchase price of $1.40 per share. Each of these executive officers executed and delivered to the Company a three-year promissory note, in the principal amount of $70,000, and bearing interest at the rate of 6% per annum. Each promissory note is secured by the shares of common stock so issued. As of the date hereof, the full principal amount of the promissory notes plus interest are outstanding for each executive officer.

      During 2001, the Company sold 68,966 shares of common stock to La Luz Enterprises, L.L.C. at a purchase price of $2.90 per share. La Luz Enterprises paid $690 in cash and executed and delivered to the Company a three-year Promissory Note, in the original principal amount of $199,311 and bearing interest at a rate of 6.33% per annum. Charles R. Mollo, the Company’s President, Chief Executive Officer and Chairman of the Board, is the manager of La Luz Enterprises. The CRM-008 Trust, a trust of which Mr. Mollo and his wife, Janice Breeze-Mollo, are co-trustees, is the sole owner of La Luz Enterprises, During 2003, La Luz Enterprises repaid this promissory note, plus interest, in full.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Such persons are required to furnish us with copies of all Section 16(a) reports they file. To the Company’s knowledge, based solely on a review of the copies of such reports and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with for 2003, except that one Form 4 reporting one transaction was not timely filed by Mr. Mollo, one Form 4 reporting one transaction was not timely filed by Mr. Jeffries, one Form 4 reporting one transaction was not timely filed by Ms. Brubacher, one Form 4 reporting one transaction was not timely filed by Mr. Hunt, one Form 4 reporting one transaction was not timely filed by Mr. Stead, two Forms 4 reporting one transaction each were not timely filed by Mr. Carr, and three Forms 4, of which two reporting one transaction each and one reporting three transactions, were not timely filed by Mr. Harris.

PROPOSAL NO. 2 — APPROVAL OF

MOBILITY ELECTRONICS, INC. OMNIBUS LONG-TERM INCENTIVE PLAN

General

      Our Board has approved the Mobility Electronics, Inc. Omnibus Long-Term Incentive Plan (the “Omnibus Plan”) and is submitting the Omnibus Plan for stockholder approval. Under the Omnibus Plan, we will be able to grant stock options, stock appreciation rights, restricted stock awards, performance awards and other stock awards as a means to encourage participants to contribute to our growth. Our employees and the employees of our affiliates, as well as consultants and advisors that we retain are eligible to participate in the Omnibus Plan. The Board’s adoption of the Omnibus Plan is conditioned on stockholder approval. The following is a summary of the material terms of the Omnibus Plan. A copy of the Omnibus Plan is attached to this proxy statement as Appendix B. This Omnibus Plan, along with the Mobility Electronics, Inc. Non-Employee Director Long-Term Incentive Plan described below, is intended to replace the 1996 Long-Term Incentive Plan, which only has 97,132 shares remaining for issuance as of April 8, 2004. Once all of these shares are issued, no further awards will be granted under the 1996 Long-Term Incentive Plan.

      Effective Date. The Omnibus Plan will become effective as of March 11, 2004, the date the Board approved it, subject to the approval of our stockholders at the annual meeting. Unless sooner terminated as provided in the Omnibus Plan, the Omnibus Plan will terminate ten years from March 11, 2004.

      Purpose. The purpose of the Omnibus Plan is to provide our employees with the opportunity to receive stock-based and other long-term incentive grants in order to attract and retain qualified individuals and to align their interests with those of our stockholders.

      Administration. The Omnibus Plan will be administered and interpreted by the Compensation Committee of the Board. The Compensation Committee may delegate to one or more officers of the Company the authority, subject to the terms and conditions as the Compensation Committee shall determine, to grant awards to employees who are not officers or members of the Board for purposes of Section 16 of the Securities Exchange Act of 1934. The term “Committee” refers to the Compensation Committee, or its delegate, depending on the identity of the grant recipient. The Committee has the authority to determine the individuals to whom grants will be made, the time when grants will be made, and the type, size, and terms of each grant. The Committee also has the authority to deal with any other matters arising under the Omnibus Plan. However, the Committee does not have authority to reprice stock options or stock appreciation rights awarded under the Omnibus Plan without stockholder approval.

      Eligibility. Our employees and the employees of our affiliates, as well as consultants and advisors that we retain, are eligible to participate in the Omnibus Plan. The Committee will select the employees, consultants and advisors who will participate in the Omnibus Plan. The Company currently has approximately 125 employees.

      Grants. The Committee may make the following types of grants under the Omnibus Plan, with terms to be established by the Committee:

•	Stock options;

•	Stock appreciation rights;

•	Restricted stock awards;

•	Performance awards; and

•	Other stock-based awards.

      A new plan benefits table, as described in the federal proxy rules, is not provided because no grants have been made under the Omnibus Plan and all awards are discretionary.

      Shares. The total aggregate number of shares of our common stock that may be issued under the Omnibus Plan is 2,350,000 shares. This share limits will be adjusted by the Committee in the event of a stock dividend, spin-off, merger or other event affecting our capitalization. Grants paid in cash will not count against the foregoing share limits.

      For administrative purposes, the Committee will reserve shares for issuance when grants payable in common stock are made under the Omnibus Plan. If and to the extent stock options granted under the Omnibus Plan terminate or are canceled, forfeited, exchanged or surrendered without having been exercised, and if and to the extent any stock appreciation rights, restricted stock awards, performance awards or other stock-based awards are forfeited, terminated or otherwise not paid in full, the shares reserved for those grants will again be available for issuance under the Omnibus Plan. In addition, shares surrendered by a participant or retained by the Company as payment for a grant or to satisfy withholding obligations or shares reacquired by the Company using the proceeds from a grant’s purchase price will again be available for issuance under the Omnibus Plan. Finally, to the extent that grants are paid in cash, and not in shares of common stock, any shares previously reserved for issuance pursuant to such grants will again be available for issuance under the Omnibus Plan.

      Individual Limits. If the Committee determines at the time an award is made to a participant that such participant is or may be for the tax year in which we would claim a tax deduction in connection with the award, a covered employee, as defined in Section 162(m) of the Internal Revenue Code, no participant receiving such an award will be granted (i) options or stock appreciation rights with respect to more than 350,000 shares in the aggregate within any fiscal year; (ii) performance shares which could result in such participant receiving more than 125,000 shares for each full fiscal year contained in the performance period of a particular award, subject to exceptions described in the plan, and (iii) performance units which could result in such participant receiving more than $1,000,000 for each full fiscal year contained in the performance period of a particular award, subject to exceptions described in the Omnibus Plan. The foregoing share limits will be adjusted by the Committee in the event of a stock dividend, spin-off, merger or other event affecting our capitalization.

      Options. The Committee will select the employees, consultants and advisors who will receive stock options. The Committee will determine the number of shares that will be subject to each grant of stock options and the terms of the options. Stock options may be either incentive stock options or nonqualified stock options.

      The exercise price of an option may be equal to or greater than the fair market value of our common stock on the date of grant. The exercise price may be paid in cash, in shares of our common stock having a fair market value on the date of exercise equal to the amount of the exercise price, through a broker by having the broker sell our common stock simultaneously with the exercise of the option, or by any other method permitted by the Committee.

      The Committee will determine when options may be exercised. The Committee may accelerate the exercisability of outstanding options at any time for any reason. Except as provided in the grant letter, an option may only be exercised while the participant is an employee, consultant or advisor. The grant letter will specify under what circumstances a participant may exercise an option after termination of employment or service.

      Stock Appreciation Rights. The Committee may grant stock appreciation rights to employees, consultants and advisors. Each stock appreciation right represents the right of the participant to receive the difference between the fair market value of a share on the date of exercise and an exercise price, payable in cash or shares. The Committee will determine the number of stock appreciation rights to be granted and the terms applicable to each grant. The Committee will determine under what circumstances a participant may retain stock appreciation rights after termination of the participant’s employment or service.

      Restricted Stock Awards. The Committee may grant restricted stock awards, which may take the form of actual shares or stock units, to employees, consultants and advisors. The Committee will determine the number of shares that will be granted, any vesting or other restrictions applicable to the shares and the conditions under which any restrictions will lapse. Until any restrictions lapse, a participant generally cannot sell, assign, transfer, pledge, or otherwise dispose of restricted stock awards. The Committee will determine under what circumstances a participant may retain restricted stock awards after termination of the participant’s employment or service. The Committee will determine to what extent a participant will have the right to vote restricted stock awards and to receive any dividends or other distributions paid on restricted stock awards.

      Performance Awards. The Committee may grant performance awards to employees, consultants and advisors. Performance awards represent the right of the participant to receive a share of our stock or a cash amount, if specified performance goals are met. The Committee will determine the number of performance awards to be granted and will establish the performance goals and other conditions for payment of performance awards. The Committee will determine under what circumstances a participant may retain performance awards after termination of the participant’s employment or service.

      Other Stock-Based Awards. The Committee may grant other stock-based awards to employees, consultants and advisors. Other stock-based awards include dividend equivalents or amounts which are equivalent to all or a portion of any federal, state, local, domestic, or foreign taxes relating to an award, which are payable in shares, cash, other securities or any other form of property as the Committee may determine. These other stock-based awards may be granted subject to performance goals or other conditions.

      Nonassignability of Grants. Grants under the Omnibus Plan are not assignable or transferable by the participant except by will or the laws of descent and distribution. Grants under the Omnibus Plan may not be pledged or otherwise encumbered by a participant or otherwise subject to the claims of a participant’s creditors.

      Qualified Performance-Based Compensation. The Committee may determine that an award granted to an employee will be considered “performance-based compensation” under section 162(m) of the Internal Revenue Code (see discussion of Section 162(m) under “Federal Income Tax Consequences” below). Any such grant shall be subject to the attainment of performance goals for the performance period. For such grants, the Committee will establish performance goals within 90 days following the commencement of the applicable performance period, or such earlier time as prescribed by Section 162(m) or regulations thereunder. The Committee may reduce, but not increase, the amount of compensation that is payable upon achievement of the designated performance goals. Prior to the payment of any such award, the Committee will verify in writing that the performance goals were achieved.

      The Committee will use objectively determinable performance goals based on one or more of the following criteria: cash flow; cash flow from operations; total earnings; earnings per share, diluted or basic; earnings per share from continuing operations, diluted or basic; earnings before interest and taxes; earnings before interest, taxes, depreciation, and amortization; earnings from continuing operations; net asset turnover; inventory turnover; capital expenditures; net earnings; operating earnings; gross or operating margin; debt;

working capital; return on equity; return on net assets; return on total assets; return on capital; return on investment; return on sales; net or gross sales; market share; economic value added; expense reduction levels; stock price; and total shareholder return. The performance goals may relate to the Company or one or more operating units or groups, as the Committee may determine.

      Amendment and Termination of the Omnibus Plan. The Omnibus Plan will terminate on March 11, 2014. Subject to the approval of the Board, where required, the Committee may at any time and from time to time alter, amend, suspend, or terminate the Omnibus Plan in whole or in part; provided, however, that no action shall be taken by the Board or the Committee without the approval of stockholders, if required to comply with the Internal Revenue Code or other applicable law or to comply with applicable requirements of the Nasdaq National Market. The Omnibus Plan may not be amended to permit an increase in the maximum number of shares to be issued, allow for an exercise price of an option or stock appreciation right to be below the fair market value of our common stock on the date of grant, or permit repricing of an option or stock appreciation right granted under the Omnibus Plan without stockholder approval.

Federal Income Tax Consequences

      The following description of the federal income tax consequences of grants under the Omnibus Plan is a general summary. State, local, and other taxes may also be imposed in connection with grants. This discussion is intended for the information of stockholders considering how to vote at the annual meeting and not as tax guidance to individuals who participate in the Omnibus Plan.

      Nonqualified Stock Options. A participant who receives a nonqualified stock option will recognize no income at the time of the grant of the option. Upon exercise of a nonqualified stock option, a participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of our stock on the date of exercise over the option price. The basis in shares acquired upon exercise of a nonqualified stock option will equal the fair market value of such shares at the time of exercise, and the holding period of the shares (for capital gain purposes) will begin on the date of exercise. In general, the Company will be entitled to a business expense deduction in the same amount and at the same time as the participant recognizes ordinary income.

      Performance Awards. A participant who receives a performance award will not recognize taxable income until the award is paid to the participant. When the award is paid, the participant will recognize ordinary income in an amount equal to the cash and the fair market value of the stock paid to the participant. The Company generally will be entitled to a business expense deduction in the same amount.

      Restricted Stock Awards. A participant who receives a restricted stock award generally will not recognize taxable income until the stock is transferable by the participant or no longer subject to a substantial risk of forfeiture for federal tax purposes, whichever occurs first. When the stock is either transferable or is no longer subject to a substantial risk of forfeiture, the participant will recognize ordinary income in an amount equal to the fair market value of the shares at that time, less any amounts paid for the shares. A participant may elect to recognize ordinary income when a restricted stock award is granted in an amount equal to the fair market value of the shares at the date of grant, determined without regard to the restrictions. The Company generally will be entitled to a corresponding business expense deduction in the year in which the participant recognizes ordinary income.

      Other Stock-Based Awards. A participant will recognize ordinary income when dividend equivalents and other stock-based awards are paid to the participant, in an amount equal to the cash and the fair market value of any shares paid to the participant. The Company generally will be entitled to a corresponding business expense deduction when the participant recognizes ordinary income.

      Section 162(m). Section 162(m) of the Internal Revenue Code generally disallows a public company’s tax deduction for compensation paid to the chief executive officer and the four other most highly compensated executive officers in excess of $1 million in any year. Compensation that qualifies as “qualified performance-based compensation” is excluded from the $1 million limit, and therefore remains fully deductible by the company that pays it. Assuming the Omnibus Plan is approved by the stockholders, grants that are contingent on achievement of performance goals will not be subject to the section 162(m) deduction limit. Other grants under the Omnibus Plan may be subject to the deduction limit.

Market Price of Shares

      The closing price of our stock, as reported on the Nasdaq National Market on April 8, 2004 was $10.17.

Vote Required

      To be adopted, this proposal must be approved by the affirmative vote of a majority of the shares of common stock and Series C preferred stock (taken together as a group) present, either in person or by proxy, and entitled to vote on the proposal at the meeting.

      THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE MOBILITY ELECTRONICS, INC. OMNIBUS LONG-TERM INCENTIVE PLAN.

PROPOSAL NO. 3 — APPROVAL OF

MOBILITY ELECTRONICS, INC. NON-EMPLOYEE DIRECTOR
LONG-TERM INCENTIVE PLAN

General

      Our Board has approved the Mobility Electronics, Inc. Non-Employee Director Long-Term Incentive Plan (the “Director Plan”) and is submitting the Director Plan for stockholder approval. Under the Director Plan, we will be able to grant stock options, stock appreciation rights, restricted stock awards and other stock awards as a means to attract and retain qualified individuals to serve on our Board and to align their interests with those of our stockholders. Our non-employee directors are eligible to participate in the Director Plan. The Board’s adoption of the Director Plan is conditioned on stockholder approval. The following is a summary of the material terms of the Director Plan. A copy of the Director Plan is attached to this proxy statement as Appendix C. This Director Plan, along with the Omnibus Plan described above, is intended to replace the 1996 Long-Term Incentive Plan, which only has 97,132 shares remaining for issuance as of April 8, 2004. Once all of these shares are issued, no further awards will be granted under the 1996 Long-Term Incentive Plan.

      Effective Date. The Director Plan will become effective as of the date the Board approved it on March 11, 2004, subject to the approval of our stockholders at the annual meeting. Unless sooner terminated as provided in the Director Plan, the Director Plan will terminate ten years from March 11, 2004.

      Purpose. The purpose of the Director Plan is to attract and retain qualified individuals to serve on our Board and to align their interests with those of our stockholders.

      Administration. The Director Plan will be administered and interpreted by the Compensation Committee of the Board. The term “Committee” refers to the Compensation Committee. The Committee has the authority to determine the members of our Board to whom grants will be made, the time when grants will be made, and the type, size, and terms of each grant. The Committee also has the authority to deal with any other matters arising under the Director Plan. However, the Committee does not have authority to reprice stock options or stock appreciation rights awarded under the Director Plan without stockholder approval.

      Eligibility. The members of our Board who are not employees are eligible to participate in the Director Plan. The Committee will select the non-employee members of our Board who will participate in the Director Plan. There are currently seven positions on our Board and there are five members, four of whom are not employees.

      Grants. The Committee may make the following types of grants under the Director Plan, with terms to be established by the Committee:

•	Stock options;

•	Stock appreciation rights;

•	Restricted stock awards; and

•	Other stock-based awards.

      A new plan benefits table, as described in the federal proxy rules, is not provided because no grants have been made under the Director Plan and all awards are discretionary.

      Shares. The total aggregate number of shares of our common stock that may be issued under the Director Plan is 400,000 shares. This share limits will be adjusted by the Committee in the event of a stock dividend, spin-off, merger or other event affecting our capitalization. Grants paid in cash will not count against the foregoing share limits.

      For administrative purposes, the Committee will reserve shares for issuance when grants payable in common stock are made under the Director Plan. If and to the extent stock options granted under the Director Plan terminate or are canceled, forfeited, exchanged or surrendered without having been exercised, and if and to the extent any stock appreciation rights, restricted stock awards or other stock-based awards are forfeited, terminated or otherwise not paid in full, the shares reserved for those grants will again be available for issuance under the Director Plan. In addition, shares surrendered by a participant or retained by the Company as payment for a grant or to satisfy withholding obligations or shares reacquired by the Company using the proceeds from a grant’s purchase price will again be available for issuance under the Director Plan. Finally, to the extent that grants are paid in cash, and not in shares of common stock, any shares previously reserved for issuance pursuant to such grants will again be available for issuance under the Director Plan.

      Options. The Committee will select the non-employee Board members who will receive stock options. The Committee will determine the number of shares that will be subject to each grant of stock options and the terms of the options.

      The exercise price of an option may be equal to or greater than the fair market value of our common stock on the date of grant. The exercise price may be paid in cash, in shares of our common stock having a fair market value on the date of exercise equal to the amount of the exercise price, through a broker by having the broker sell our common stock simultaneously with the exercise of the option, or by any other method permitted by the Committee.

      The Committee will determine when options may be exercised. The Committee may accelerate the exercisability of outstanding options at any time for any reason. Except as provided in the grant letter, an option may only be exercised while the participant is serving as a Board member. The grant letter will specify under what circumstances a participant may exercise an option after termination of service.

      Stock Appreciation Rights. The Committee may grant stock appreciation rights to non-employee Board members. Each stock appreciation right represents the right of the participant to receive the difference between the fair market value of a share on the date of exercise and an exercise price, payable in cash or shares. The Committee will determine the number of stock appreciation rights to be granted and the terms applicable to each grant. The Committee will determine under what circumstances a participant may retain stock appreciation rights after termination of the participant’s service.

      Restricted Stock Awards. The Committee may grant restricted stock awards, which may take the form of actual shares or stock units, to non-employee Board members. The Committee will determine the number of shares that will be granted, any vesting or other restrictions applicable to the shares and the conditions under which any restrictions will lapse. Until any restrictions lapse, a participant generally cannot sell, assign, transfer, pledge, or otherwise dispose of restricted stock awards. The Committee will determine under what circumstances a participant may retain restricted stock awards after termination of the participant’s service. The Committee will determine to what extent a participant will have the right to vote restricted stock awards and to receive any dividends or other distributions paid on restricted stock awards.

      Other Stock-Based Awards. The Committee may grant other stock-based awards to non-employee Board members. Other stock-based awards include dividend equivalents or amounts which are equivalent to all or a portion of any federal, state, local, domestic, or foreign taxes relating to an award, which are payable in shares, cash, other securities or any other form of property as the Committee may determine.

      Nonassignability of Grants. Grants under the Director Plan are not assignable or transferable by the participant except by will or the laws of descent and distribution. Grants under the Director Plan may not be pledged or otherwise encumbered by a participant or otherwise subject to the claims of a participant’s creditors.

      Amendment and Termination of the Director Plan. The Director Plan will terminate on March 11, 2014. Subject to the approval of the Board, where required, the Committee may at any time and from time to time alter, amend, suspend, or terminate the Director Plan in whole or in part; provided, however, that no action shall be taken by the Board or the Committee without the approval of stockholders, if required to comply with the Internal Revenue Code or other applicable law or to comply with applicable requirements of the Nasdaq National Market. The Director Plan may not be amended to permit an increase in the maximum number of shares to be issued, allow for an exercise price of an option or stock appreciation right to be below the fair market value of our common stock on the date of grant, or permit repricing of an option or stock appreciation right granted under the Director Plan without stockholder approval.

Federal Income Tax Consequences

      The following description of the federal income tax consequences of grants under the Director Plan is a general summary. State, local, and other taxes may also be imposed in connection with grants. This discussion is intended for the information of stockholders considering how to vote at the annual meeting and not as tax guidance to individuals who participate in the Director Plan.

      Nonqualified Stock Options. A participant who receives a nonqualified stock option will recognize no income at the time of the grant of the option. Upon exercise of a nonqualified stock option, a participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of our stock on the date of exercise over the option price. The basis in shares acquired upon exercise of a nonqualified stock option will equal the fair market value of such shares at the time of exercise, and the holding period of the shares (for capital gain purposes) will begin on the date of exercise. In general, the Company will be entitled to a business expense deduction in the same amount and at the same time as the participant recognizes ordinary income.

      Restricted Stock Awards. A participant who receives a restricted stock award generally will not recognize taxable income until the stock is transferable by the participant or no longer subject to a substantial risk of forfeiture for federal tax purposes, whichever occurs first. When the stock is either transferable or is no longer subject to a substantial risk of forfeiture, the participant will recognize ordinary income in an amount equal to the fair market value of the shares at that time, less any amounts paid for the shares. A participant may elect to recognize ordinary income when a restricted stock award is granted in an amount equal to the fair market value of the shares at the date of grant, determined without regard to the restrictions. The Company generally will be entitled to a corresponding business expense deduction in the year in which the participant recognizes ordinary income.

      Other Stock-Based Awards. A participant will recognize ordinary income when dividend equivalents and other stock-based awards are paid to the participant, in an amount equal to the cash and the fair market value of any shares paid to the participant. The Company generally will be entitled to a corresponding business expense deduction when the participant recognizes ordinary income.

Market Price of Shares

      The closing price of our stock, as reported on the Nasdaq National Market on April 8, 2004 was $10.17.

Vote Required

      To be adopted, this proposal must be approved by the affirmative vote of a majority of the shares of common stock and Series C preferred stock (taken together as a group) present, either in person or by proxy, and entitled to vote on the proposal at the meeting.

      THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE MOBILITY ELECTRONICS, INC. NON-EMPLOYEE DIRECTOR LONG-TERM INCENTIVE PLAN.

PROPOSAL NO. 4 — RATIFICATION OF SELECTION OF AUDITOR

      The Audit Committee requests that the stockholders ratify the Audit Committee’s selection of KPMG LLP to serve as the Company’s independent auditors for fiscal 2004. KPMG LLP audited the consolidated financial statements of the Company for 2003. Representatives of KPMG LLP will be present at the meeting and will have an opportunity to make a statement if they so desire and to respond to questions by stockholders.

      If the stockholders do not ratify the appointment, the Audit Committee will investigate the reasons for the stockholders’ rejection and reconsider the appointment.

      THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF KPMG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

OTHER BUSINESS

      The Board knows of no matter other than those described herein that will be presented for consideration at the meeting. However, should any other matters properly come before the meeting or any adjournment thereof, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment in the interests of the Company.

STOCKHOLDER PROPOSALS

      If a stockholder wishes to submit a stockholder proposal pursuant to Rule 14a-8(e)(2) of the 1934 Exchange Act Rules, as amended, for inclusion in the Company’s Proxy Statement for the 2005 annual meeting of stockholders, the Company must receive such proposal and supporting statements, if any, at its principal executive office no later than December 17, 2004. Such proposals should be sent to the attention of Secretary, Mobility Electronics, Inc., 17800 N. Perimeter Drive, Suite 200, Scottsdale, Arizona 85255.

STOCKHOLDERS SHARING THE SAME ADDRESS

      The Company has adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, the Company will deliver only one copy of the Company’s Annual Report to stockholders for fiscal 2003 (the “2003 Annual Report”) and this proxy statement to multiple stockholders who share the same address (if they appear to be members of the same family) unless the Company has received contrary instructions from an affected stockholder. Stockholders who participate in householding will continue to receive separate proxy cards. This procedure reduces the Company’s printing and mailing costs and fees.

      The 2003 Annual Report and this proxy statement are available at the Company’s web site at http://www.mobilityelectronics.com. The Company will deliver promptly upon written or oral request a separate copy of the 2003 Annual Report and this proxy statement to any stockholder at a shared address to which a single copy of either of those documents was delivered. To receipt a separate copy of the 2003 Annual Report or this proxy statement, stockholders should contact the Company at:

Investor Relations

Mobility Electronics, Inc.
17800 N. Perimeter Drive, Suite 200
Scottsdale, AZ 85255
(480) 596-0061 x155
ir@mobl.com

      If you are a stockholder, share an address and last name with one or more other stockholders and would like to revoke your householding consent and receive a separate copy of the Company’s annual report or proxy statement in the future, please contact Automatic Data Processing, Inc. (“ADP”), either by calling toll free at (800) 542-1061 or by writing to ADP, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. You will be removed from the householding programs within 30 days of receipt of the revocation of your consent.

      A number of brokerage firms have institute householding. If you hold your shares in “street name,” please contact your bank, broker or other holder of record to request information about householding.

MISCELLANEOUS

      All costs incurred in the solicitation of proxies will be borne by us. We estimate those costs to be $75,000. In addition to solicitation by mail, our officers and employees may solicit proxies by telephone, telegraph or personally, without additional compensation. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of common stock held of record by such persons, and we may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith.

      Accompanying this proxy statement is a copy of our Annual Report for the fiscal year ended December 31, 2003 on Form 10-K.

      You should rely only on the information contained in or incorporated by reference in this proxy statement to vote on the matters proposed herein. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. You should not assume that the information contained in the proxy statement is accurate as of any date other than the date hereof, and the mailing of this proxy statement to our stockholders shall not create any implication to the contrary.

By Order of the Board of Directors,

BRIAN M. ROBERTS
Secretary

Scottsdale, Arizona

April 15, 2004

APPENDIX A

MOBILITY ELECTRONICS, INC.

AUDIT COMMITTEE CHARTER

      The Board of Directors (the “Board”) of Mobility Electronics, Inc., a Delaware corporation (the “Company”), approves and adopts the following Audit Committee Charter to specify the composition, roles and responsibilities of the Audit Committee. As used in this Charter, (i) “Company” includes the Company and its subsidiaries unless the context otherwise requires, (ii) “Nasdaq” means the Nasdaq National Market and (iii) “SEC” means the Securities and Exchange Commission.

PURPOSE

      The function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities with respect to the accounting and financial reporting processes of the Company, the adequacy of the Company’s systems of internal controls, the audits of the Company’s financial statements, the quality and integrity of publicly reported financial disclosures, and the related matters described in this Charter.

COMPOSITION

      The Audit Committee shall consist of not less than three members of the Board, each of whom shall meet the independence and experience requirements of the Nasdaq Marketplace Rules and the rules and regulations of the SEC. Each member will be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment. Each member of the Audit Committee shall be able to read and understand fundamental financial statements and at least one member shall be a financial expert as defined by the SEC. The members of the Audit Committee will be elected by the Board who will also designate the Chairman.

ROLES AND RESPONSIBILITIES

      In carrying out its responsibilities, the Audit Committee believes that its policies and procedures should remain flexible in order to react to changing conditions and to ensure the effective oversight of the Company’s reporting process and internal control system. In addition to any responsibilities assigned to the Audit Committee from time to time by the Board, the following is a summary of the Audit Committee’s primary responsibilities.

Oversight of Outside Auditors

      The Company’s outside auditors shall report directly to the Audit Committee. The Audit Committee is directly responsible for the appointment, compensation, retention, replacement, and oversight of the work of the outside auditors, including, to the extent they arise, the resolution of any disagreements between management and the outside auditor regarding financial reporting. The Audit Committee shall approve, in advance, the provision by the outside auditors of all audit services and permissible non-audit services.

      The Audit Committee has the authority and responsibility to review the fees charged by the outside auditors, the scope of their engagement and proposed audit approach and to recommend such review or auditing steps as the Audit Committee may consider desirable.

      The Audit Committee shall review and confirm the independence of the outside auditors by reviewing non-audit services provided as well as the outside auditor’s assertion of independence in accordance with professional standards and other requirements. The Audit Committee will be responsible for ensuring that it receives a formal written statement delineating all relationships between the outside auditors and the Company. The Audit Committee will actively engage in a dialogue with the outside auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditors.

Internal Controls

      In consultation with management and the outside auditors, the Audit Committee shall consider the Company’s significant financial risk exposures and the steps management has taken to monitor, control and report such exposures.

      The Audit Committee shall consider the extent to which internal control recommendations made by outside auditors have been implemented by management.

      The Audit Committee shall request that the outside auditors keep the Audit Committee informed about fraud, illegal acts and deficiencies in internal controls that come to their attention and such other matters as the outside auditors conclude should be brought to the attention of the Audit Committee.

Financial Reporting

Review of Significant Accounting and Reporting Issues

      The Audit Committee shall review with management and the outside auditors significant accounting and reporting issues applicable to the Company, including recent professional and regulatory pronouncements, and their impact on the financial statements.

Financial Statements

      The Audit Committee shall review the Company’s annual and interim financial statements and related press releases and filings with the SEC and discuss such items with management and the outside auditors prior to issuance.

      The Audit Committee shall consider management’s handling of proposed audit adjustments identified by the outside auditors.

      The Audit Committee shall discuss with management and the outside auditors any significant changes to the Company’s accounting principles, the degree of aggressiveness or conservatism of the accounting principles and underlying estimates used in the preparation of the Company’s financial statements, and any items required to be communicated by the outside auditors in accordance with Statement of Auditing Standards (“SAS”) No. 61.

      Based on the review and discussions with management and outside auditors contemplated by this Charter, the Audit Committee shall recommend to the Board whether the audited annual financial statements be included in the Company’s Annual Report on Form 10-K.

Compliance with Laws and Regulations

      The Audit Committee shall review the effectiveness of the Company’s system for monitoring compliance with laws and regulations, including the Company’s Code of Business Conduct and Ethics, and the results of management’s investigation of and follow-up (including disciplinary action) on any fraudulent acts or accounting irregularities.

      The Audit Committee shall review, with the Company’s counsel, any legal matters that could have a significant impact on the Company’s financial statements.

Corporate Governance

      The Audit Committee, or a comparable body of the Board, shall review and approve all related party transactions.

      The Audit Committee shall establish procedures for the following:

•	The receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and

•	The confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Charter Scope

      The Audit Committee shall review and reassess the adequacy of this Charter on a periodic basis, at least annually, and revise it as necessary. The Audit Committee shall submit this Charter to the Board for approval, and have the Charter published in accordance with the rules of the SEC from time to time in effect.

Reporting Responsibilities

      The Audit Committee shall regularly update the Board about Audit Committee activities and make appropriate recommendations from time to time as necessary.

      The Audit Committee shall annually prepare a report to stockholders as required by SEC rules for inclusion in the Company’s proxy statement.

General Scope of Responsibilities

      The Audit Committee relies on the expertise and knowledge of management and the outside auditor in carrying out its oversight responsibilities. Management is responsible for preparing the Company’s financial statements. The Company’s outside auditors are responsible for auditing the financial statements. The activities of the Audit Committee are in no way designed to supersede or alter these traditional responsibilities.

MEETINGS

      The Audit Committee shall meet at least four times annually and may meet more frequently as circumstances dictate. Meetings of the Audit Committee may be in person or by conference call in accordance with the Bylaws of the Company. Meetings of the Audit Committee shall be held at such time and place, and upon such notice, as the Chairman of the Audit Committee may from time to time determine. The Chairman of the Audit Committee shall develop the agenda for each meeting and in doing so may consult with management and the outside auditors. Except as specifically provided in this Charter, the provisions of the Bylaws of the Company with respect to committees of the Board shall apply to the Audit Committee.

AUTHORITY

      The Audit Committee shall have the authority to conduct any investigation appropriate to fulfilling its responsibilities and shall have direct access to the outside auditors, management and any employee of the Company to discuss any matters within the Audit Committee’s purview, in separate executive sessions, to discuss any matters that the Audit Committee, or these persons, believe should be discussed privately.

      The Audit Committee shall have the ability to retain, at the Company’s expense, such special legal, accounting or other consultants or experts it deems necessary in the performance of its duties. The Company shall provide appropriate funding, as determined by the Audit Committee, for the compensation of the outside auditor and any advisers that the Audit Committee chooses to engage.

      The Audit Committee may from time to time delegate to its Chairman or any of its members the responsibility for any particular matters that the Audit Committee deems appropriate.

APPENDIX B

MOBILITY ELECTRONICS, INC.

OMNIBUS LONG-TERM INCENTIVE PLAN

      1. PURPOSE: The purpose of the Mobility Electronics, Inc. Omnibus Long-Term Incentive Plan is to provide certain employees and consultants of Mobility Electronics, Inc. and its Affiliates (as hereinafter defined) with the opportunity to receive stock-based and other long-term incentive grants in order to attract and retain qualified individuals and to align their interests with those of stockholders.

      2. EFFECTIVE DATE: This Plan will become effective as of March 11, 2004, subject to the approval of the stockholders in accordance with the Company’s by-laws and the laws of the State of Delaware at the Annual Meeting to be held on May 26, 2004. Unless sooner terminated as provided herein, the Plan shall terminate ten years from March 11, 2004. After the Plan is terminated, no future Awards may be granted under the Plan, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions.

      3. DEFINITIONS: As used in this Plan, unless the context otherwise requires, each of the following terms shall have the meaning set forth below.

(a) “Affiliate” shall mean any entity that, directly or indirectly, controls, is controlled by, or is under common control with, the Company.

(b) “Award” shall mean a grant of an Option, SAR, Restricted Stock Award, Performance Award, or Other Stock Award pursuant to the Plan, which may, as determined by the Committee, be in lieu of other compensation owed to a Participant.

(c) “Award Agreement” shall mean an agreement, either in written or electronic format, in such form and with such terms and conditions as may be specified by the Committee, which evidences the terms and conditions of an Award.

(d) “Board of Directors” or “Board” shall mean the board of directors of the Company.

(e) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any references to a particular section of the Code shall be deemed to include any successor provision thereto.

(f) “Committee” shall mean the Compensation Committee or such other committee of the Board of Directors, which shall consist solely of two or more “outside directors” within the meaning of Section 162(m) of the Code and “non-employee directors” within the meaning of Securities and Exchange Commission Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, or any such successor provision thereto.

(g) “Company” shall mean Mobility Electronics, Inc., a Delaware corporation.

(h) “Consultant” shall mean any person engaged by the Company or an Affiliate to render services to such entity as a consultant or advisor.

(i) “Employee” shall mean an employee of the Company or any Affiliate.

(j) “Exercise Price” shall mean an amount, as determined by the Committee, at which an Option or SAR can be exercised by a Participant, which amount shall not be less than the Fair Market Value of a Share on the date such Award is granted, unless such Option or SAR is granted pursuant to an assumption or substitution of another option in a manner that satisfies the requirements of Section 424(a) of the Code.

(k) “Fair Market Value” shall mean, unless otherwise determined by the Committee, the closing stock price for a Share as reported on a national securities exchange if the Shares are then being traded on such an exchange. If no closing price was reported for such date, the closing price on the last preceding day on which such a price was reported shall be used.

(l) “Incentive Stock Option” shall mean an Option which is intended to meet the requirements set forth in Section 422 of the Code.

(m) “Nonqualified Stock Option” shall mean an Option not intended to qualify as an Incentive Stock Option.

(n) “Option” shall mean the right to purchase a Share granted pursuant to Section 8, which may take the form of either an Incentive Stock Option or a Nonqualified Stock Option.

(o) “Other Stock Award” shall mean an Award of Shares or Awards that are valued in whole or in part, or that are otherwise based on, Shares, including but not limited to dividend equivalents or amounts which are equivalent to all or a portion of any federal, state, local, domestic, or foreign taxes relating to an Award, which may be payable in Shares, cash, other securities, or any other form of property as the Committee shall determine, subject to the terms and conditions set forth by the Committee and granted pursuant to Section 12.

(p) “Participant” shall mean an Employee or Consultant selected by the Committee to receive Awards under the Plan.

(q) “Performance Awards” shall mean Awards of Performance Shares or Performance Units.

(r) “Performance Goal(s)” shall mean the level or levels of Performance Measures established by the Committee pursuant to Section 7.

(s) “Performance Measures” shall mean any of the following performance criteria, either alone or in any combination, and may be expressed with respect to the Company or one or more operating units or groups, as the Committee may determine: cash flow; cash flow from operations; total earnings; earnings per share, diluted or basic; earnings per share from continuing operations, diluted or basic; earnings before interest and taxes; earnings before interest, taxes, depreciation, and amortization; earnings from continuing operations; net asset turnover; inventory turnover; capital expenditures; net earnings; operating earnings; gross or operating margin; debt; working capital; return on equity; return on net assets; return on total assets; return on capital; return on investment; return on sales; net or gross sales; market share; economic value added; expense reduction levels; stock price; and total stockholder return. Performance Measures may be determined on an absolute basis or relative to internal goals or relative to levels attained in prior years or related to other companies or indices or as ratios expressing relationships between two or more Performance Measures. The Committee shall provide how any Performance Measure shall be adjusted to the extent necessary to prevent dilution or enlargement of any Award as a result of extraordinary events or circumstances, as determined by the Committee, or to exclude the effects of extraordinary, unusual, or non-recurring items; changes in applicable laws, regulations, or accounting principles; currency fluctuations; discontinued operations; non-cash items, such as amortization, depreciation, or reserves; asset impairment; or any recapitalization, restructuring, reorganization, merger, acquisition, divestiture, consolidation, spin-off, split-up, combination, liquidation, dissolution, sale of assets, or other similar corporate transaction; provided, however, that no such adjustment will be made if the effect of such adjustment would cause the Award to fail to qualify as “performance based compensation” within the meaning of Section 162(m) of the Code.

(t) “Performance Share” shall mean an Award denominated in Shares, which is earned during a specified period subject to the terms and conditions as determined by the Committee and granted pursuant to Section 11.

(u) “Performance Period” shall mean a period established by the Committee pursuant to Section 7 at the end of which one or more Performance Goals are to be measured.

(v) “Performance Unit” shall mean an Award denominated in units having a value in dollars or such other currency, as determined by the Committee, which is earned during a specified period subject to the terms and conditions as determined by the Committee and granted pursuant to Section 11.

(w) “Plan” shall mean the Mobility Electronics, Inc. Omnibus Long-Term Incentive Plan, as amended and restated from time to time.

(x) “Restricted Stock” shall mean an Award of Shares, subject to such terms and conditions as determined by the Committee and granted pursuant to Section 10.

(y) “Restricted Stock Award” shall mean an Award consisting of Restricted Stock or Restricted Stock Units.

(z) “Restricted Stock Unit” shall mean an Award consisting of a bookkeeping entry representing an amount equivalent to the Fair Market Value of one Share, payable in cash or Shares, and representing an unfunded and unsecured obligation of the Company, except as otherwise provided by the Committee, subject to such terms and conditions as determined by the Committee and granted pursuant to Section 10.

(aa) “Shares” shall mean shares of common stock, with a par value of $0.01 per share, of the Company.

(bb) “Stock Appreciation Right” or “SAR” shall mean an Award, which represents the right to receive the difference between the Fair Market Value of a Share on the date of exercise and an Exercise Price, payable in cash or Shares, subject to such terms and conditions as determined by the Committee and granted pursuant to Section 9.

      4. ADMINISTRATION: Subject to the express provisions of this Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, and to make all other determinations deemed necessary or advisable for the administration of the Plan. In exercising its discretion, the Committee may use such objective or subjective factors as it determines to be appropriate in its sole discretion. The determinations of the Committee pursuant to its authority under the Plan shall be conclusive and binding. The Committee may delegate to one or more officers of the Company the authority, subject to the terms and conditions as the Committee shall determine, to grant Awards to employees who are not officers or members of the Board for purposes of Section 16 of the Securities Exchange Act of 1934, as amended.

      5. SHARES AVAILABLE FOR AWARDS

(a) Subject to adjustment as provided in Section 5(f), the maximum number of Shares available for issuance under the Plan shall be 2,350,000.

(b) If any Shares are subject to an Award that is forfeited, settled in cash, expires, or is otherwise terminated without the issuance of Shares, such Shares shall again be available for Awards under the Plan. Any Shares that are: (i) tendered by the Participant or retained by the Company as full or partial payment to the Company for the purchase of an Award or to satisfy tax withholding obligations in connection with an Award; or (ii) reacquired by the Company on the open market using proceeds received by the Company from the purchase price of an Award shall be available for Awards under the Plan. Upon payment of Shares upon the exercise of a SAR, the number of Shares available for issuance under the Plan shall be reduced only by the number of actual Shares issued in such payment.

(c) Unless otherwise determined by the Committee, Awards that are designed to operate in tandem with other Awards shall not be counted against the maximum number of Shares available under Section 5(a) in order to avoid double counting.

(d) Notwithstanding the foregoing, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate number of Shares stated in Section 5(a), subject to adjustment as provided in Section 5(f) to the extent that such adjustment does not affect the ability to grant or the qualification of Incentive Stock Options under the Plan.

(e) Any Shares issued under the Plan shall consist, in whole or in part, of authorized and unissued Shares, Shares purchased in the open market or otherwise, Shares in treasury, or any combination thereof, as the Committee or, as appropriate, the Board may determine.

(f) In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, reverse stock split, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, or similar corporate transaction, as determined by the Committee, the Committee shall, in such manner as it may deem equitable and to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, adjust the number and type of Shares available for Awards under the Plan, the number and type of Shares subject to outstanding Awards, and the Exercise Price with respect to any Award; provided, however, that any fractional Share resulting from an adjustment pursuant to this Section 5(f) shall be rounded to the nearest whole number.

      6. ELIGIBILITY: The Committee from time to time may designate which Employees or Consultants shall become Participants under the Plan.

      7. CODE SECTION 162(m) PROVISIONS

(a) Notwithstanding any other provision of the Plan, if the Committee determines at the time an Award is made to a Participant that such Participant is or may be for the tax year in which the Company would claim a tax deduction in connection with the Award, a Covered Employee (as that term is defined in Section 162(m) of the Code), the Committee may provide that this Section 7 is applicable to such Award under such terms and conditions as the Committee may specify.

(b) Notwithstanding any other provision of the Plan other than Section 5(f), if the Committee provides that this Section 7 is applicable to a particular Award, no Participant receiving such an Award shall be granted: (i) Options or SARs with respect to more than 350,000 Shares in the aggregate within any fiscal year of the Company; (ii) Performance Shares which could result in such Participant receiving more than 125,000 Shares for each full fiscal year of the Company contained in the Performance Period of a particular Award, provided, however, that, if any other Awards of Performance Shares are outstanding for such Participant for a given fiscal year, such Share limitation shall be reduced for each such given fiscal year by the Shares that could be received by the Participant under all such Awards, divided, for each such Award, by the number of full fiscal years of the Company contained in the Performance Period of each such outstanding Award; or (iii) Performance Units which could result in such Participant receiving more than $1,000,000 for each full fiscal year of the Company contained in the Performance Period of a particular Award, provided, however, that, if any other Awards of Performance Units are outstanding for such Participant for a given fiscal year, such dollar limitation shall be reduced for each such given fiscal year by the amount that could be received by the Participant under all such Awards, divided, for each such Award, by the number of full fiscal years of the Company contained in the Performance Period of each such outstanding Award; provided, however, that the limitations set forth in this Section 7(b) shall be subject to adjustment under Section 5(f) of the Plan only to the extent that such adjustment does not affect the status of any Award intended under this Section 7 to qualify as “performance based compensation” under Section 162(m) of the Code. If an Option is granted in tandem with a SAR, such that exercise of the Option or SAR with respect to one Share cancels the tandem Option or SAR, respectively, with respect to such Share, the tandem Option and SAR with respect to such Share shall be counted as covering only one Share for purposes of applying the limitation set forth in this Section 7(b).

(c) If an Award is subject to this Section 7, the grant of any Shares or cash shall be subject to the attainment of Performance Goals for the Performance Period. The Committee shall establish Performance Goals within 90 days following the commencement of the applicable Performance Period, or such earlier time as prescribed by Section 162(m) of the Code or regulations thereunder.

(d) The Committee may, in its discretion, reduce the amount of any Award subject to this Section 7 based on such criteria as it shall determine. However, the Committee may not increase the amounts payable pursuant to any Award subject to this Section 7 or waive the achievement of the applicable Performance Goals, except as the Committee may provide in a particular Award’s Award Agreement for certain events, including but not limited to death, disability, or a change in ownership or control of the Company.

(e) Prior to the payment of any Award subject to this Section 7, the Committee shall verify in writing as prescribed by Section 162(m) of the Code or the regulations thereunder that the applicable Performance Goals were achieved.

(f) The Committee shall have the authority to impose such other restrictions on Awards subject to this Section 7 as it may deem necessary or appropriate to ensure that such Awards meet the requirements for “performance based compensation” under Section 162(m) of the Code.

      8. OPTIONS: Subject to the terms and conditions of the Plan, the Committee may grant to Participants Options on such terms and conditions as the Committee may prescribe in such Option’s Award Agreement, including, but not limited to, the Exercise Price; vesting schedule; method of payment of the Exercise Price; treatment upon termination of employment; and other terms and conditions that the Committee may deem appropriate.

      9. STOCK APPRECIATION RIGHT: Subject to the terms and conditions of the Plan, the Committee may grant to Participants SARs on such terms and conditions as the Committee may prescribe in such SAR’s Award Agreement, including, but not limited to, the Exercise Price; vesting schedule; form of payment; treatment upon termination of employment; and other terms and conditions that the Committee may deem appropriate.

      10. RESTRICTED STOCK AWARD: Subject to the terms and conditions of the Plan, the Committee may grant to Participants Restricted Stock Awards on such terms and conditions as the Committee may prescribe in such Restricted Stock Award’s Award Agreement, including, but not limited to, the vesting schedule; purchase price, if any; deferrals allowed or required; treatment upon termination of employment; and other terms and conditions that the Committee may deem appropriate.

      11. PERFORMANCE AWARDS: Subject to the terms and conditions of the Plan, the Committee may grant to Participants Performance Awards on such terms and conditions as the Committee may prescribe in such Performance Award’s Award Agreement, including, but not limited to, the performance period; performance criteria; treatment upon termination of employment; and other terms and conditions that the Committee may deem appropriate.

      12. OTHER STOCK AWARDS: Subject to the terms and conditions of the Plan, the Committee may grant to Participants Other Stock Award on such terms and conditions as the Committee may prescribe in such Other Stock Award’s Award Agreement, including, but not limited to, the vesting schedule, if any; purchase price, if any; deferrals allowed or required; treatment upon termination of employment; and other terms and conditions that the Committee may deem appropriate.

      13. PROHIBITION ON REPRICING: The Committee shall not reduce the Exercise Price of any outstanding Option or SAR, whether through amendment, cancellation, replacement, or any other means, without the approval of stockholders. This Section 13 shall not be construed to apply: (i) to the Options or SARs granted pursuant to an assumption or substitution of another option in a manner that satisfies the requirements of Section 424(a) of the Code; or (ii) to an adjustment made pursuant to Section 5(f) of the Plan.

      14. WITHHOLDING: The Committee may make such provisions and take such steps as it may deem necessary and appropriate for the withholding of any taxes that the Company is required by law or regulation of any governmental authority, whether federal, state, local, domestic, or foreign, to withhold in connection with the grant, exercise, payment, or removal of restrictions of an Award, including, but not limited to, requiring the Participant to remit to the Company an amount sufficient to satisfy such withholding requirements in cash or Shares or withholding cash or Shares due or to become due with respect to the Award at issue.

      15. POSTPONEMENT OF ISSUANCE AND DELIVERY: The issuance and delivery of any Shares under this Plan may be postponed by the Company for such period as may be required to comply with any applicable requirements under any applicable listing requirement of any national securities exchange or any law or regulation applicable to the issuance and delivery of Shares, and the Company shall not be obligated to issue or deliver any Shares if the issuance or delivery of such Shares shall constitute a violation of any provision of any law or regulation of any governmental authority or any national securities exchange.

      16. NO RIGHT TO AWARDS: No Employee or Consultant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniform treatment of Employees or Consultants under the Plan. The terms and conditions of Awards need not be the same with respect to different Participants.

      17. NO RIGHT TO EMPLOYMENT: The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ or as a Consultant of the Company or an Affiliate, as the case may be. The Company may at any time terminate an Employee’s employment or a Consultant’s provision of services free from any liability or any claim under the Plan, unless otherwise provided in the Plan or an Award Agreement.

      18. NO RIGHTS AS A STOCKHOLDER: A Participant shall have no rights as a stockholder with respect to any Shares covered by an Award until the date of the issuance and delivery of such Shares.

      19. SEVERABILITY: If any provision of the Plan or any Award is, becomes, or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or such Award shall remain in full force and effect.

      20. NO TRUST OR FUND CREATED: Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person. To the extent any person acquires a right to receive payments from the Company or an Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

      21. HEADINGS: Headings are given to the Sections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provisions thereof.

      22. NONASSIGNABILITY: Unless otherwise determined by the Committee, no Participant or beneficiary may sell, assign, transfer, discount, or pledge as collateral for a loan, or otherwise anticipate any right to payment under the Plan other than by will or by the applicable laws of descent and distribution.

      23. INDEMNIFICATION: In addition to such other rights of indemnification as members of the Board or the Committee or officers or employees of the Company or an Affiliate to whom authority to act for the Board or Committee is delegated may have, such individuals shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal thereof, to which any such individual may be a party by reason of any action taken or failure to act under or in connection with the Plan or any right granted hereunder and against all amounts paid by such individual in a settlement thereof that is approved by the Company’s legal counsel or paid in satisfaction of a judgment in any such action, suit, or proceeding, except in relation to matters as to which it shall be adjudged that such person is liable for gross negligence, bad faith, or intentional misconduct; provided, however, that any such individual shall give the Company an opportunity, at its own expense, to defend the same before such individual undertakes to defend such action, suit, or proceeding.

      24. FOREIGN JURISDICTIONS: The Committee may adopt, amend, or terminate arrangements, not inconsistent with the intent of the Plan, to make available tax or other benefits under the laws of any foreign jurisdiction to Participants subject to such laws or to conform with the laws and regulations of any such foreign jurisdiction.

      25. TERMINATION AND AMENDMENT: Subject to the approval of the Board, where required, the Committee may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided, however, that no action shall be taken by the Board or the Committee without the approval of stockholders that would:

(a) Increase the maximum number of Shares that may be issued under the Plan, except as provided in Section 5(f);

(b) Increase the limits applicable to Awards under the plan, except as provided in Sections 5(f) and 7(b);

(c) Allow for an Exercise Price below the Fair Market Value of Shares on the date of grant of an Option or SAR, except as provided in Section 3(j);

(d) Permit the repricing of outstanding Options or SARs, as provided in Section 13; or

(e) Require approval of the Company’s stockholders under any applicable law, regulation, or rule.

      Notwithstanding the foregoing, no termination or amendment of the Plan may, without the consent of the applicable Participant, terminate or adversely affect any right or obligation under an Award previously granted under the Plan.

      26. APPLICABLE LAW: This Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its principles of conflict of laws.

APPENDIX C

MOBILITY ELECTRONICS, INC.

NON-EMPLOYEE DIRECTOR LONG-TERM INCENTIVE PLAN

      1. PURPOSE: The purpose of the Mobility Electronics, Inc. Non-Employee Director Long-Term Incentive Plan is to provide members of the Board of Mobility Electronics, Inc. with the opportunity to receive stock-based grants in order to attract and retain qualified individuals and to align their interests with those of stockholders.

      2. EFFECTIVE DATE: This Plan will become effective as of March 11, 2004, subject to the approval of the stockholders in accordance with the Company’s by-laws and the laws of the State of Delaware at the Annual Meeting to be held on May 26, 2004. Unless sooner terminated as provided herein, the Plan shall terminate ten years from March 11, 2004. After the Plan is terminated, no future Awards may be granted under the Plan, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions.

      3. DEFINITIONS: As used in this Plan, unless the context otherwise requires, each of the following terms shall have the meaning set forth below.

(a) “Affiliate” shall mean any entity that, directly or indirectly, controls, is controlled by, or is under common control with, the Company.

(b) Award” shall mean a grant of an Option, SAR, Restricted Stock Award, or Other Stock Award pursuant to the Plan, which may, as determined by the Committee, be in lieu of other compensation owed to a Participant.

(c) “Award Agreement” shall mean an agreement, either in written or electronic format, in such form and with such terms and conditions as may be specified by the Committee, which evidences the terms and conditions of an Award.

(d) “Board of Directors” or “Board” shall mean the board of directors of the Company.

(e) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any references to a particular section of the Code shall be deemed to include any successor provision thereto.

(f) “Committee” shall mean the Compensation Committee or such other committee of the Board of Directors, which shall consist solely of two or more “non-employee directors” within the meaning of Securities and Exchange Commission Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, or any such successor provision thereto.

(g) “Company” shall mean Mobility Electronics, Inc., a Delaware corporation.

(h) “Employee” shall mean an employee of the Company or any Affiliate.

(i) “Exercise Price” shall mean an amount, as determined by the Committee, at which an Option or SAR can be exercised by a Participant, which amount shall not be less than the Fair Market Value of a Share on the date such Award is granted, unless such Option or SAR is granted pursuant to an assumption or substitution of another option in a manner that satisfies the requirements of Section 424(a) of the Code.

(j) “Fair Market Value” shall mean, unless otherwise determined by the Committee, the closing stock price for a Share as reported on a national securities exchange if the Shares are then being traded on such an exchange. If no closing price was reported for such date, the closing price on the last preceding day on which such a price was reported shall be used.

(k) “Incentive Stock Option” shall mean an Option which is intended to meet the requirements set forth in Section 422 of the Code.

(l) “Nonqualified Stock Option” shall mean the right to purchase a Share granted pursuant to Section 7 that is not intended to qualify as an Incentive Stock Option.

(m) “Other Stock Award” shall mean an Award of Shares or Awards that are valued in whole or in part, or that are otherwise based on, Shares, including but not limited to dividend equivalents or amounts which are equivalent to all or a portion of any federal, state, local, domestic, or foreign taxes relating to an Award, which may be payable in Shares, cash, other securities, or any other form of property as the Committee shall determine, subject to the terms and conditions set forth by the Committee and granted pursuant to Section 10.

(n) “Participant” shall mean a member of the Board who is not an Employee selected by the Committee to receive Awards under the Plan..

(o) “Plan” shall mean the Mobility Electronics, Inc. Non-Employee Director Long-Term Incentive Plan, as amended and restated from time to time.

(p) “Restricted Stock” shall mean an Award of Shares, subject to such terms and conditions as determined by the Committee and granted pursuant to Section 9.

(q) “Restricted Stock Award” shall mean an Award consisting of Restricted Stock or Restricted Stock Units.

(r) “Restricted Stock Unit” shall mean an Award consisting of a bookkeeping entry representing an amount equivalent to the Fair Market Value of one Share, payable in cash or Shares, and representing an unfunded and unsecured obligation of the Company, except as otherwise provided by the Committee, subject to such terms and conditions as determined by the Committee and granted pursuant to Section 9.

(s) “Shares” shall mean shares of common stock, with a par value of $0.01 per share, of the Company.

(t) “Stock Appreciation Right” or “SAR” shall mean an Award, which represents the right to receive the difference between the Fair Market Value of a Share on the date of exercise and an Exercise Price, payable in cash or Shares, subject to such terms and conditions as determined by the Committee and granted pursuant to Section 8.

      4. ADMINISTRATION: Subject to the express provisions of this Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, and to make all other determinations deemed necessary or advisable for the administration of the Plan. In exercising its discretion, the Committee may use such objective or subjective factors as it determines to be appropriate in its sole discretion. The determinations of the Committee pursuant to its authority under the Plan shall be conclusive and binding.

      5. SHARES AVAILABLE FOR AWARDS

(a) Subject to adjustment as provided in Section 5(e), the maximum number of Shares available for issuance under the Plan shall be 400,000.

(b) If any Shares are subject to an Award that is forfeited, settled in cash, expires, or is otherwise terminated without the issuance of Shares, such Shares shall again be available for Awards under the Plan. Any Shares that are: (i) tendered by the Participant or retained by the Company as full or partial payment to the Company for the purchase of an Award; or (ii) reacquired by the Company on the open market using proceeds received by the Company from the purchase price of an Award shall be available for Awards under the Plan. Upon payment of Shares upon the exercise of a SAR, the number of Shares available for issuance under the Plan shall be reduced only by the number of actual Shares issued in such payment.

(c) Unless otherwise determined by the Committee, Awards that are designed to operate in tandem with other Awards shall not be counted against the maximum number of Shares available under Section 5(a) in order to avoid double counting.

(d) Any Shares issued under the Plan shall consist, in whole or in part, of authorized and unissued Shares, Shares purchased in the open market or otherwise, Shares in treasury, or any combination thereof, as the Committee or, as appropriate, the Board may determine.

(e) In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, reverse stock split, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, or similar corporate transaction, as determined by the Committee, the Committee shall, in such manner as it may deem equitable and to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, adjust the number and type of Shares available for Awards under the Plan, the number and type of Shares subject to outstanding Awards, and the Exercise Price with respect to any Award; provided, however, that any fractional Share resulting from an adjustment pursuant to this Section 5(e) shall be rounded to the nearest whole number.

      6. ELIGIBILITY: The Committee from time to time may designate which members of the Board shall become Participants under the Plan.

      7. OPTIONS: Subject to the terms and conditions of the Plan, the Committee may grant to Participants Options on such terms and conditions as the Committee may prescribe in such Option’s Award Agreement, including, but not limited to, the Exercise Price; vesting schedule; method of payment of the Exercise Price; treatment upon termination of employment; and other terms and conditions that the Committee may deem appropriate.

      8. STOCK APPRECIATION RIGHT: Subject to the terms and conditions of the Plan, the Committee may grant to Participants SARs on such terms and conditions as the Committee may prescribe in such SAR’s Award Agreement, including, but not limited to, the Exercise Price; vesting schedule; form of payment; treatment upon termination of employment; and other terms and conditions that the Committee may deem appropriate.

      9. RESTRICTED STOCK AWARD: Subject to the terms and conditions of the Plan, the Committee may grant to Participants Restricted Stock Awards on such terms and conditions as the Committee may prescribe in such Restricted Stock Award’s Award Agreement, including, but not limited to, the vesting schedule; purchase price, if any; deferrals allowed or required; treatment upon termination of employment; and other terms and conditions that the Committee may deem appropriate.

      10. OTHER STOCK AWARDS: Subject to the terms and conditions of the Plan, the Committee may grant to Participants Other Stock Award on such terms and conditions as the Committee may prescribe in such Other Stock Award’s Award Agreement, including, but not limited to, the vesting schedule, if any; purchase price, if any; deferrals allowed or required; treatment upon termination of employment; and other terms and conditions that the Committee may deem appropriate.

      11. PROHIBITION ON REPRICING: The Committee shall not reduce the Exercise Price of any outstanding Option or SAR, whether through amendment, cancellation, replacement, or any other means, without the approval of stockholders. This Section 11 shall not be construed to apply: (i) to the Options or SARs granted pursuant to an assumption or substitution of another option in a manner that satisfies the requirements of Section 424(a) of the Code; or (ii) to an adjustment made pursuant to Section 5(e) of the Plan.

      12. POSTPONEMENT OF ISSUANCE AND DELIVERY: The issuance and delivery of any Shares under this Plan may be postponed by the Company for such period as may be required to comply with any applicable requirements under any applicable listing requirement of any national securities exchange or any law or regulation applicable to the issuance and delivery of Shares, and the Company shall not be obligated to issue or deliver any Shares if the issuance or delivery of such Shares shall constitute a violation of any provision of any law or regulation of any governmental authority or any national securities exchange.

      13. NO RIGHT TO AWARDS: No member of the Board shall have any claim to be granted any Award under the Plan, and there is no obligation for uniform treatment of members of the Board under the Plan. The terms and conditions of Awards need not be the same with respect to different Participants.

      14. NO RIGHT TO DIRECTORSHIP: The grant of an Award shall not be construed as giving a Participant the right to remain as a member of the Board. The Company may at any time remove a member of the Board free from any liability or any claim under the Plan, unless otherwise provided in the Plan or an Award Agreement.

      15. NO RIGHTS AS A STOCKHOLDER: A Participant shall have no rights as a stockholder with respect to any Shares covered by an Award until the date of the issuance and delivery of such Shares.

      16. SEVERABILITY: If any provision of the Plan or any Award is, becomes, or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or such Award shall remain in full force and effect.

      17. NO TRUST OR FUND CREATED: Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person. To the extent any person acquires a right to receive payments from the Company or an Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

      18. HEADINGS: Headings are given to the Sections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provisions thereof.

      19. NONASSIGNABILITY: Unless otherwise determined by the Committee, no Participant or beneficiary may sell, assign, transfer, discount, or pledge as collateral for a loan, or otherwise anticipate any right to payment under the Plan other than by will or by the applicable laws of descent and distribution.

      20. INDEMNIFICATION: In addition to such other rights of indemnification as members of the Board or the Committee or officers or employees of the Company or an Affiliate to whom authority to act for the Board or Committee is delegated may have, such individuals shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal thereof, to which any such individual may be a party by reason of any action taken or failure to act under or in connection with the Plan or any right granted hereunder and against all amounts paid by such individual in a settlement thereof that is approved by the Company’s legal counsel or paid in satisfaction of a judgment in any such action, suit, or proceeding, except in relation to matters as to which it shall be adjudged that such person is liable for gross negligence, bad faith, or intentional misconduct; provided, however, that any such individual shall give the Company an opportunity, at its own expense, to defend the same before such individual undertakes to defend such action, suit, or proceeding.

      21. FOREIGN JURISDICTIONS: The Committee may adopt, amend, or terminate arrangements, not inconsistent with the intent of the Plan, to make available tax or other benefits under the laws of any foreign jurisdiction to Participants subject to such laws or to conform with the laws and regulations of any such foreign jurisdiction.

      22. TERMINATION AND AMENDMENT: Subject to the approval of the Board, where required, the Committee may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided, however, that no action shall be taken by the Board or the Committee without the approval of stockholders that would:

(a) Increase the maximum number of Shares that may be issued under the Plan, except as provided in Section 5(e);

(b) Increase the limits applicable to Awards under the plan, except as provided in Sections 5(e);

(c) Allow for an Exercise Price below the Fair Market Value of Shares on the date of grant of an Option or SAR, except as provided in Section 3(i);

(d) Permit the repricing of outstanding Options or SARs, as provided in Section 11; or

(e) Require approval of the Company’s stockholders under any applicable law, regulation, or rule.

      Notwithstanding the foregoing, no termination or amendment of the Plan may, without the consent of the applicable Participant, terminate or adversely affect any right or obligation under an Award previously granted under the Plan.

      23. APPLICABLE LAW: This Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its principles of conflict of laws.

Proxy Card for Series C Preferred Stockholders

Mobility Electronics, Inc.

This Proxy is solicited on behalf of the Company’s Board of Directors.

     The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Mobility Electronics, Inc. (the “Company”) to be held at the Scottsdale Marriott at McDowell Mountains, 16770 North Perimeter Drive, Scottsdale, Arizona 85260 at 10:00 a.m. local time on May 26, 2004 (the “Meeting”), and the Proxy Statement and Annual Report mailed therewith and (2) appoints Charles R. Mollo and Joan W. Brubacher, or either of them, the undersigned’s proxy with full power of substitution for and in the name, place and stead of the undersigned to vote all shares of Series C Preferred Stock of the Company owned by the undersigned standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote at the Meeting and any adjournments thereof, on the following matters as indicated below and such other business as may properly come before the Meeting.

     This Proxy, when properly executed and timely returned, will be voted in the manner directed herein by the stockholder. If no direction is made, this Proxy will be voted FOR all nominees as directors, FOR approval of the Mobility Electronics, Inc. Omnibus Long-Term Incentive Plan, FOR approval of the Mobility Electronics, Inc. Non-Employee Director Long-Term Incentive Plan, FOR ratification of KPMG LLP as the Company’s independent auditor for the fiscal year ending December 31, 2004, and in the discretion of the proxies on any other matters that may properly come before the Meeting and any adjournments thereof.

     The undersigned hereby revokes any proxy heretofore given to vote or act with respect to the Series C Preferred Stock of the Company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them lawfully do by virtue hereof.

     PLEASE mark, sign, date and return the proxy card promptly using the enclosed envelope. No postage is required if mailed in the United States.

(Continued and to be signed on the other side)

MOBILITY ELECTRONICS, INC.

ANNUAL MEETING OF STOCKHOLDERS
MAY 26, 2004

1.	☐	FOR the election of Jerre L. Stead as director

	☐	WITHHOLD AUTHORITY to elect Jerre L. Stead as director

	☐	FOR the election of Larry M. Carr as director

	☐	WITHHOLD AUTHORITY to elect Larry M. Carr as director

2.	☐	FOR the approval of the Mobility Electronics, Inc. Omnibus Long-Term Incentive Plan

	☐	AGAINST the approval of the Mobility Electronics, Inc. Omnibus Long-Term Incentive Plan

	☐	ABSTAIN

3.	☐	FOR the approval of the Mobility Electronics, Inc. Non-Employee Director Long-Term Incentive Plan

	☐	AGAINST the approval of the Mobility Electronics, Inc. Non-Employee Director Long-Term Incentive Plan

	☐	ABSTAIN

4.	☐	FOR the ratification of KPMG LLP as independent auditor for fiscal year ending December 31, 2004

	☐	AGAINST the ratification of KPMG LLP as independent auditor for fiscal year ending December 31, 2004

	☐	ABSTAIN

5.	☐	In the discretion of the proxies on any other matters that may properly come before the Meeting or any adjournments thereof

Please date this proxy and sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATED: ______________________________, 2004

Signature of Stockholder

Signature if held jointly

Please mark, date, sign and mail your proxy promptly in the envelope provided.

Proxy Card for Common Stockholders

Mobility Electronics, Inc.

This Proxy is solicited on behalf of the Company’s Board of Directors.

     The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Mobility Electronics, Inc. (the “Company”) to be held at the Scottsdale Marriott at McDowell Mountains, 16770 North Perimeter Drive, Scottsdale, Arizona 85260 at 10:00 a.m. local time on May 26, 2004 (the “Meeting”), and the Proxy Statement and Annual Report mailed therewith and (2) appoints Charles R. Mollo and Joan W. Brubacher, or either of them, the undersigned’s proxy with full power of substitution for and in the name, place and stead of the undersigned to vote all shares of Common Stock of the Company owned by the undersigned standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote at the Meeting and any adjournments thereof, on the following matters as indicated below and such other business as may properly come before the Meeting.

     This Proxy, when properly executed and timely returned, will be voted in the manner directed herein by the stockholder. If no direction is made, this Proxy will be voted FOR all nominees as directors, FOR approval of the Mobility Electronics, Inc. Omnibus Long-Term Incentive Plan, FOR approval of the Mobility Electronics, Inc. Non-Employee Director Long-Term Incentive Plan, FOR ratification of KPMG LLP as the Company’s independent auditor for the fiscal year ending December 31, 2004, and in the discretion of the proxies on any other matters that may properly come before the Meeting and any adjournments thereof.

     The undersigned hereby revokes any proxy heretofore given to vote or act with respect to the Common Stock of the Company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them lawfully do by virtue hereof.

     PLEASE mark, sign, date and return the proxy card promptly using the enclosed envelope. No postage is required if mailed in the United States.

(Continued and to be signed on the other side)

MOBILITY ELECTRONICS, INC.

ANNUAL MEETING OF STOCKHOLDERS
MAY 26, 2004

1.	☐	FOR the election of Jerre L. Stead as director

	☐	WITHHOLD AUTHORITY to elect Jerre L. Stead as director

	☐	FOR the election of Larry M. Carr as director

	☐	WITHHOLD AUTHORITY to elect Larry M. Carr as director

2.	☐	FOR the approval of the Mobility Electronics, Inc. Omnibus Long-Term Incentive Plan

	☐	AGAINST the approval of the Mobility Electronics, Inc. Omnibus Long-Term Incentive Plan

	☐	ABSTAIN

3.	☐	FOR the approval of the Mobility Electronics, Inc. Non-Employee Director Long-Term Incentive Plan

	☐	AGAINST the approval of the Mobility Electronics, Inc. Non-Employee Director Long-Term Incentive Plan

	☐	ABSTAIN

4.	☐	FOR the ratification of KPMG LLP as independent auditor for fiscal year ending December 31, 2004

	☐	AGAINST the ratification of KPMG LLP as independent auditor for fiscal year ending December 31, 2004

	☐	ABSTAIN

5.	☐	In the discretion of the proxies on any other matters that may properly come before the Meeting or any adjournments thereof

Please date this proxy and sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATED: ______________________________, 2004

Signature of Stockholder

Signature if held jointly

Please mark, date, sign and mail your proxy promptly in the envelope provided.